Exhibit 10.46

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LICENSE AND COMMERCIALIZATION AGREEMENT

by and between

VIVUS, INC.

and

SANOFI

CONFIDENTIAL

EXECUTION COPY

LICENSE AND COMMERCIALIZATION AGREEMENT

THIS LICENSE AND COMMERCIALIZATION AGREEMENT (the “Agreement”) is entered into as of the 11th day of December, 2013 (the “Effective Date”) by and between Vivus, Inc., a corporation with its principal office at 351 E. Evelyn Avenue, California, 94041, United States of America (referred to herein as “Vivus”), and Sanofi, a French corporation having a place of business at 54 rue la Boétie, 75008, Paris, France (referred to herein as “Sanofi”).  Vivus and Sanofi are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS

Vivus owns or has a license to certain patent rights and other intellectual property rights relating to a therapeutic drug known as avanafil.

Vivus has received regulatory approval for avanafil in the United States for the treatment of male erectile dysfunction (under the trade name Stendra™) and has filed for European regulatory approval for avanafil for the same indication (under the trade name Spedra™).

Vivus desires to grant to Sanofi, and Sanofi desires to receive, an exclusive license for the development, manufacture and commercialization of avanafil in the Field (as hereinafter defined) in certain territories as defined herein.

NOW THEREFORE, in consideration of the foregoing premises and the mutual promises, covenants and conditions contained in this Agreement, the Parties agree as follows:

ARTICLE 1
DEFINITIONS

As used in this Agreement, the following initially capitalized terms, whether used in the singular or plural form, shall have the meanings set forth in this Article 1.

1.1                               “Action Date” means, with respect to a legal action in connection with a Product Infringement, the date that is the earlier of (a) *** following notice pursuant to Section 8.5(a) of a Product Infringement, and (b) *** before the date after which a legal action would be substantively limited or compromised with respect to the remedies available against the alleged Third Party infringer.  Notwithstanding the foregoing, the Action Date shall in no event be earlier than *** after notice pursuant to Section 8.5(a) of a Product Infringement.

1.2                               “Affiliate” means, with respect to a particular Party, any person, firm, trust, corporation, company, partnership, or other entity or combination thereof that directly or indirectly controls, is controlled by or is under common control with such Party.  For the

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purposes of this definition, the word “control” (including, with correlative meaning, the terms “controlled by” or “under the common control with”) means (a) ownership of fifty percent (50%) or more of the voting and equity rights of such person, firm, trust, corporation, company, partnership or other entity or combination thereof, or (b) the power to direct the management of such person, firm, trust, corporation, company, partnership, or other entity or combination thereof.

1.3                               “Alliance Managers” has the meaning set forth in Section 3.1.

1.4                               “API” has the meaning set forth in Section 6.1.

1.5                               “Applicable Law” means any and all laws, statutes, ordinances, regulations, permits, orders, decrees, judgments, directives, or rules of any kind whatsoever that are promulgated by a federal, state, or other governmental authority, including, without limitation, any regulations promulgated by any Regulatory Authority in the Sanofi Territory, all as amended from time to time.

1.6                               “Anti-Bribery Laws” means any applicable anti-bribery and good business ethics legislation, regulations and/or codes, both national and foreign, including but not limited to, the United States Foreign Corrupt Practices Act of 1977, the United Kingdom Bribery Act, and national laws adopted and implemented pursuant to the Convention on Combating Bribery of Foreign Public Officials in International Business Transactions.

1.7                               “Bankrupt Party” has the meaning set forth in Section 12.7.

1.8                               “Business Day” means each day of the week excluding Saturday, Sunday or a day on which banking institutions in New York, New York or Paris, France, are closed.

1.9                               “Calendar Quarter” shall mean any consecutive 3-month period ending March 31, June 30, September 30 or December 31.

1.10                        “Calendar Year” shall mean a twelve (12) month period commencing January 1.

1.11                        “Claim” means all investigations, claims, suits, actions, cross-complaints, demands, rights, requests, causes of action, or proceedings, whether at law, equity or otherwise, or whether sounding in tort, contract, equity, strict liability or any statutory or common law cause of action of any sort.

1.12                        “Commercialization” means the marketing, Promotion, sale, offering for sale, importation and/or distribution of Product. “Commercialize” has a correlative meaning.

1.13                        “Commercialization and Medical Affairs Plan” has the meaning set forth in Section 4.3(a).

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1.14                        “Commercially Reasonable Efforts” means, with respect to a Party’s obligations under this Agreement, the reasonable and good faith efforts normally used by a similarly situated company in the pharmaceutical industry for a product that is of similar market potential and at a similar stage in its development or product life as the Product, which level of effort is at least commensurate with the level of effort that such Party would devote to its own internally discovered compounds or products that are of similar market potential and at a similar stage of development or product life as the Product.

1.15                        “Competing Product” means a PDE-5 Inhibitor other than the Product.

1.16                        “Compound” means the compound identified by the International Non-Proprietary Name avanafil and chemically known as (S)-4-(3-Chloro-4-methoxybenzylamino)-2-(2-hydroxymethylpyrrolidin-1-yl)-N-pyrimidin-2-ylmethyl-5-pyrimidinecarboxyamide, including any metabolites, polymorphs, salts, esters, free acid forms, free base forms, pro-drug forms, racemates and all optically active forms thereof (each, a “Compound” and collectively, the “Compounds”).

1.17                        “Confidential Information” means, with respect to a Party, all proprietary Information of such Party that is disclosed to or accessed by the other Party under this Agreement.

1.18                        “Control” means, with respect to any material, Information, or intellectual property right, that a Party and/or its Affiliates owns or has a license or right to such material, Information, or intellectual property right and has the ability to grant to the other Party access, a license, or a sublicense (as applicable) to such material, Information, or intellectual property right on the terms and conditions set forth herein without violating the terms of any then-existing agreement or other arrangement with any Third Party.

1.19                        “Core Indication” means the treatment of male erectile dysfunction.

1.20                        “Cover”, “Covered” or “Covering” means, with respect to Vivus Patents, Sanofi Patents or Joint Patents that, but for a license granted thereunder, the use, manufacture, import, or sale of a Product would infringe a Valid Claim included in such Vivus Patents, Sanofi Patents or Joint Patents, or in the case of Vivus Patents, Sanofi Patents or Joint Patents that are patent applications, would infringe a claim in such patent applications if it were to issue as a Valid Claim.

1.21                        “Detail” or “Detailing” means each separate face-to-face contact by a professional sales representative with a physician or other professional with authority to write prescriptions during which time the promotional message involving the Product is presented and is a topic of discussion.  When used as a verb, “Detail” shall mean to engage in a Detail.

1.22                        “Development” means all activities that relate to obtaining, maintaining or expanding Regulatory Approval of Product.  This includes (a) preclinical and clinical studies,

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including formulation and CMC activities on Product; (b) preparation, submission, review, and development of data or information for the purpose of submission to a Regulatory Authority to obtain, maintain and/or expand Regulatory Approval of Product; and (c) post-Regulatory Approval product support for Product (including laboratory and clinical efforts directed toward the further understanding of the safety and efficacy of Product).  For clarity, Development includes phase IV clinical trials and other post-Regulatory Approval clinical trials of Product.  “Develop” and “Developed” have correlative meanings.

1.23                        “EMA” means the European Medicines Agency or its successor.

1.24                        “Existing Confidentiality Agreement” means the Confidentiality Agreement entered into by the Parties, dated August 30, 2011.

1.25                        “Existing PDE-5 Inhibitor” means any of the generic PDE-5 Inhibitors listed on Exhibit A hereto, each of which, as of the Effective Date, is being developed or is planned to be registered by Sanofi or any of its Affiliates for sale in the Sanofi Territory or is sold by Sanofi or any of its Affiliates or sublicensees in the Sanofi Territory.

1.26                        “FDA” means the United States Food and Drug Administration or its successor.

1.27                        “FD&C Act” means the United States Federal Food, Drug and Cosmetic Act.

1.28                        “Federal Arbitration Act” has the meaning set forth in Section 13.2.

1.29                        “Field” means any therapeutic use in humans.

1.30                        “Generic Product” means, with respect to the *** in a given *** of the ***, a product *** in such *** by a Third Party (other than a *** or any other Third Party *** such *** by, or otherwise in the *** of, ***) that (a) contains the *** as the ***, or any *** of such *** (but no more *** than is contained in the ***), and (b) is *** or *** in such *** pursuant to any *** based solely on (A) (x) *** to a *** for such *** held by *** in such ***, and/or (y) *** to other *** with respect to such *** generated by ***, and (B) a *** of *** to such ***.  With respect to a *** that is *** as *** of a *** with *** (collectively “the ***”), a Generic Product shall, for purposes of this paragraph, *** as *** the same *** as *** in such ***, or any *** thereof, and meet the conditions defined in (b) above.

1.31                        “IFRS” means the International Financial Reporting System as adopted by the European Union, consistently applied by Sanofi.

1.32                        “IND” means an Investigational New Drug Application, as defined in the FD&C Act, or a similar application filed with an applicable Regulatory Authority outside of the United States such as a clinical trial application (CTA) or a clinical trial exemption (CTX).

1.33                        “Indemnified Claim” has the meaning set forth in Section 11.3.

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1.34                        “Indemnified Party” has the meaning set forth in Section 11.3.

1.35                        “Indemnifying Party” has the meaning set forth in Section 11.3.

1.36                        “Information” means any data, results, and information of any type whatsoever, in any tangible or intangible form, including know-how, trade secrets, practices, techniques, methods, processes, procedures, inventions, developments, specifications, formulations, formulae, software, algorithms, marketing reports, expertise, stability, technology,  pharmacological, biological, chemical, biochemical, toxicological, and clinical test data, analytical and quality control data, and stability data.

1.37                        “Invention” means any new or useful process, machine, manufacture, use, method of use or composition of matter, whether patentable or not.

1.38                        “Joint Invention” has the meaning set forth in Section 8.1.

1.39                        “Joint Patent” has the meaning set forth in Section 8.3(b).

1.40                        “Liquidated Damages” shall have the meaning set forth in Section 6.2.

1.41                        “Losses” means (a) all damages (including compensatory damages, monetary damages, statutory damages, punitive and exemplary damages and any pre-judgment and post-judgment interest), judgments, or settlements payable to Third Parties; and (b) all legal expenses (including attorneys’ fees and disbursements, expert and witness fees, fees and costs associated with any investigations, court costs and appeal bonds).

1.42                        “Major Market Countries” means ***.

1.43                        “Manufacture” or “Manufacturing” shall mean all activities related to the production, manufacture, processing, filling, finishing, packaging, labeling, inspection, receiving, holding and shipping of the Product or any constituents (including without limitation the Product’s API) or packaging materials with respect thereto, or any intermediate of any of the foregoing (such as the Product in the form of bulk tablets), including process and cost optimization, process qualification and validation, release, testing, quality assurance and quality control.  When used as a verb, “Manufacture” shall mean to engage in Manufacture.

1.44                        “Marketing Authorization Application” or “MAA” means an application to the appropriate Regulatory Authority for approval to sell the Product in any particular jurisdiction in the Sanofi Territory.

1.45                        “MTPC” means Mitsubishi Tanabe Pharma Corporation, formerly known as Tanabe Seiyaku Co., Ltd..

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1.46                        “MTPC Agreement” means that certain Agreement between Vivus and MTPC (as successor in interest to Tanabe Seiyaku Co., Ltd.), effective as of December 28, 2000, as successively amended by Amendment N°1 dated January 9, 2004, Amendment N°2 dated August 1, 2012, Amendment N°3 dated February 21, 2013 and excluding any further amendment that may be agreed between Vivus and MTPC, their Affiliates and/or successors in interest.

1.47                        “MTPC Supply Obligations” has the meaning set forth in Section 6.2.

1.48                        “NDA” means a New Drug Application, as defined in the FD&C Act.

1.49                        “Net Sales” means the amount invoiced or otherwise billed by Sanofi or its Affiliate or Sublicensee for sales or other commercial disposition of the Product, in the Sanofi Territory, to a Third Party purchaser, less the following, to the extent included in such billing or otherwise actually allowed or incurred with respect to such sales: (a) discounts, including cash, trade and quantity discounts, price reduction programs, retroactive price adjustments with respect to sales of the Product, charge-back payments and rebates granted to managed health care organizations or to federal, state and local governments (or their respective agencies, purchasers and reimbursers) or to trade customers, including but not limited to, wholesalers and chain and pharmacy buying groups; (b) credits or allowances actually granted upon rejections or returns of Product, including for recalls or damaged goods; (c) freight, postage, shipping and insurance charges actually allowed or paid for delivery of Product, to the extent billed; (d) customs duties, surcharges and other governmental charges incurred in connection with the exportation or importation of a Product; (e) bad debts relating to sales of Product that are actually written off by Sanofi in accordance with IFRS, consistently applied, during the applicable royalty calculation period; and (f) taxes, duties or other governmental charges levied on, absorbed or otherwise imposed on sale of Product, including value-added taxes, or other governmental charges otherwise measured by the billing amount, when included in billing, as adjusted for rebates and refunds, but specifically excluding taxes based on net income of the seller; provided that all of the foregoing deductions are calculated in accordance with IFRS. Such amounts shall be determined from the books and records of Sanofi, its Affiliates or its Sublicensees, as the case may be, maintained in accordance with Sanofi’s normal practices. Notwithstanding the foregoing, in the event a Product is sold in combination or conjunction with one or more active ingredients, so as to be a combination product (whether packaged together and sold as one (1) stock keeping unit or in the same therapeutic formulation), Net Sales of the Product shall be calculated by multiplying the Net Sales of such combination product by a fraction, the numerator of which shall be the fair market value of the Product as if sold separately (determined in accordance with generally accepted accounting principles), and the denominator of which shall be the aggregate fair market value of all the proprietary active components of such combination product, including the Product, as if sold separately.  In the event no such separate sales are made by Sanofi, its Affiliates or Sublicensees, Net Sales of the combination product shall be calculated in a manner to be negotiated and agreed upon by the Parties, reasonably and in good faith, prior to any sale of such combination product, which shall be based upon the respective estimated commercial values of the proprietary active components of such combination product. Sanofi’s or any of its

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Affiliate’s transfer of Product to an Affiliate or Sublicensee shall not result in any Net Sales, unless such Product is consumed by such Affiliate or Sublicensee in the course of its commercial activities.  Further, the disposition of a Product for, or the use of Product in, pre-clinical or clinical (Phase I — III) trials, other market-focused (Phase IV or V) trials, or Regulatory Approvals or free samples shall not result in any Net Sales.

1.50                        “Patents” shall mean issued patents and patent applications, including provisional applications, continuations, continuations-in-part, continued prosecution applications, divisions, substitutions, reissues, additions, renewals, reexaminations, extensions, term restorations, confirmations, registrations, revalidations, revisions, priority rights, requests for continued examination and supplementary protection certificates granted in relation thereto, as well as utility models, innovation patents, petty patents, patents of addition, inventor’s certificates, and equivalents in any country or jurisdiction.

1.51                        “Payment” has the meaning set forth in Section 10.6

1.52                        “PDE-5 Inhibitor” means any product that operates as a phosphodiesterase type-5 inhibitor.

1.53                        “Product” means any composition containing a Compound as API, alone or in combination with one or more other active ingredient(s), in all dosage strengths, whether packaged and labeled or in bulk form, ***.

1.54                        “Product Infringement” has the meaning set forth in Section 8.5(a).

1.55                        “Product Launch” means the first sale of Product by Sanofi or its Affiliate or sublicensee after the Effective Date to an unrelated Third Party in a bona fide arms-length transaction for use, consumption, or commercial distribution in the Field in the Sanofi Territory, excluding any transfer of Product for research, test marketing, clinical trial purposes, compassionate use, or named patient arrangements, or for warehousing or staging in advance of release of the Product for commercial sale.

1.56                        “Promotion” means those activities, including advertising, Detailing, and distributing samples of a product, normally undertaken by a pharmaceutical company that are aimed at legally marketing and promoting, and encouraging the appropriate use of, a particular prescription pharmaceutical product.  “Promote” and “Promotional” have correlative meanings.

1.57                        “Promotional Materials” means all training materials and all written, printed, graphic, electronic, audio or video matter, including journal advertisements, sales visual aids, leave items, formulary binders, reprints, direct mail, direct-to-consumer (“DTC”) advertising, Internet postings and broadcast advertisements, in each case created by Sanofi or on its behalf, and used or intended for use in connection with any Promotion of the Product in the Sanofi Territory under this Agreement.

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1.58                        “Prosecuting Party” has the meaning set forth in Section 8.3(b).

1.59                        “PV Agreement” has the meaning set forth in Section 5.5.

1.60                        “Regulatory Approval” means all approvals necessary for the manufacture, marketing, importation and sale of the Product for one or more indications in a country or regulatory jurisdiction, which may include satisfaction of all applicable regulatory and notification requirements. For the avoidance of doubt, Regulatory Approval includes any pricing approval that may be required by Applicable Law.

1.61                        “Regulatory Authority” means, in a particular country or regulatory jurisdiction, any applicable governmental authority involved in granting Regulatory Approval.

1.62                        “Regulatory Materials” means regulatory applications, submissions, notifications, registrations, and/or other filings made to or with a Regulatory Authority that are necessary or reasonably desirable in order to Develop, manufacture, market, sell or otherwise Commercialize the Product in a particular country or regulatory jurisdiction, along with any documents of Regulatory Approval issued by a Regulatory Authority in a particular country or regulatory jurisdiction.  Regulatory Materials include INDs and MAAs for the relevant country or regulatory jurisdiction.

1.63                        “Required Notice Date” has the meaning set forth in Section 2.6(d).

1.64                        “Right of First Negotiation” has the meaning set forth in Section 2.7.

1.65                        “Royalty Payment Term” has the meaning set forth in Section 7.4 (b).

1.66                        “Sales Force” means Sanofi’s sales personnel that Detail Product in the Sanofi Territory, including employees of, and contract sales organizations engaged by, Sanofi who are qualified to do so pursuant to the terms and conditions of this Agreement.

1.67                        “Sample Distribution” means the distribution to a physician’s office of (a) a voucher for free Product or (b) free Product packaged as a complimentary trial for use by patients in the Sanofi Territory and in accordance with Applicable Law.

1.68                        “Sanofi API Supply Agreement” means that certain Commercial Supply Agreement, between Vivus and Sanofi Chimie, effective as of January 1, 2014.

1.69                        “Sanofi Background Technology” means Sanofi’s intellectual property used by Sanofi or its Affiliates in exercising their rights and/or performing their obligations hereunder or under the Technology Transfer and Development Services Agreement, including any patented technology, know-how, trade secrets that was in Sanofi’s possession prior to the disclosure by Vivus of the Vivus Know-How or Vivus’ Confidential Information, is later generated or acquired by Sanofi outside the scope of this Agreement, independently from and without use of or

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reference to the Vivus Technology.

1.70                        “Sanofi Indemnitees” has the meaning set forth in Section 10.1.

1.71                        “Sanofi Know-How” means all Information (excluding any patents and patent applications) that is Controlled by Sanofi or any Affiliate as of the Effective Date or during the Term and is necessary for the Development of the Product in the Field, provided however that, as used in this Agreement, the term “Sanofi Know-How” shall exclude the Sanofi Background Technology and the Sanofi Severable Improvements. For clarity, Sanofi Know-How shall also exclude the Vivus Know-How licensed to Sanofi hereunder.

1.72                        “Sanofi Manufacturing Territory” shall mean the entire world except the Democratic People’s Republic of Korea (North Korea), the Republic of Korea (South Korea), Singapore, Malaysia, Thailand, Vietnam and the Philippines.

1.73                        “Sanofi Patents” means all Patents (a) that are Controlled by Sanofi or any Affiliate as of the Effective Date or during the Term and (b) that Cover the Product.  As used in this Agreement, the Sanofi Patents do not include: (a) any Patent Covering the Sanofi Background Technology and/or the Sanofi Severable Improvements; (b) the Vivus Patents licensed to Sanofi hereunder and (c) Sanofi’s ownership interest in any Joint Patent.

1.74                        “Sanofi Product Manufacturing Agreement” means that certain Manufacturing and Supply Agreement between Vivus and Sanofi Winthrop Industrie that, as of the Effective Date, is being negotiated between the Parties.

1.75                        “Sanofi Severable Improvements” means improvements to the Manufacturing process(es) of the Product that are made by or on behalf of Sanofi or its Affiliates and that are not Product-specific but can be used for other products.

1.76                        “Sanofi Technology” means the Sanofi Patents and Sanofi Know-How.

1.77                        “Sanofi Territory” means all the countries of Africa, the Middle East-Turkey, and Eurasia, as detailed in Exhibit B.

1.78                        “Sanofi Territory Approvals” has the meaning set forth in Section 4.1(a).

1.79                        “Sanofi Trademarks” has the meaning set forth in Section 8.8.

1.80                        “SEC” means the United States Securities and Exchange Commission or any successor.

1.81                        “Service Provider” shall mean any Third Party service providers such as contract research organizations, clinical research organizations, contract manufacturing organizations, consultants, subcontractors or other independent contractors performing on behalf of a Party (or

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MTPC) such Party’s obligations under this Agreement (or in the case of MTPC, MTPC’s obligations under the MTPC Agreement).

1.82                        “Sole Inventions” has the meaning set forth in Section 8.1.

1.83                        “Technology Transfer and Development Services Agreement” shall have the meaning set forth in Section 6.1.

1.84                        “Term” has the meaning set forth in Section 13.1.

1.85                        “Third Party” means any person, entity, or organization other than Vivus, Sanofi or an Affiliate of either Party.

1.86                        “Trademarks” means trademarks and all registrations or applications for registration thereof.

1.87                        “Valid Claim” means a claim of any examined and issued patent that has not been revoked or held invalid or unenforceable by final decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and that is not admitted to be invalid or unenforceable through reissue, disclaimer or otherwise.

1.88                        “***” shall have the meaning set forth in Section 6.5.

1.89                        ***.

1.90                        “Vivus Indemnitees” has the meaning set forth in Section 10.2.

1.91                        “Vivus Know-How” means all Information (excluding any patents and patent applications) that (a) is Controlled as of the Effective Date or during the Term by Vivus or its Affiliates and (b) is reasonably necessary or useful for the Development, Manufacture, use, or Commercialization of the Product in the Field.  Information within the Vivus Know-How shall include data and reports arising out of any study performed as part of post-approval commitments to the Regulatory Authorities in the Vivus Territory. Notwithstanding the foregoing, the Vivus Know-How shall not include any Information to the extent such Information relates specifically to active pharmaceutical ingredients other than a Compound unless Sanofi exercises its Right of First Negotiation pursuant to Section 2.7 with respect to a ***, in which case the Vivus Know-How shall include Information (excluding any patents and patent applications) that relates to the other active pharmaceutical ingredients included in the *** and that otherwise satisfies the requirements set forth in subsections (a) and (b) above.

1.92                        “Vivus License” has the meaning set forth in Section 2.2(a).

1.93                        “Vivus Patents” means (a) the Patents that are listed in Exhibit C; (b) any Patents Controlled by Vivus or its Affiliates as of the Effective Date or during the Term (excluding

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Vivus’ ownership interest in any Joint Patent) Covering (x) the Development, use, Manufacture and import of the Product in the Field and in the Sanofi Territory (y) the Manufacture of the Product in the Field in the Sanofi Manufacturing Territory.  Notwithstanding the foregoing, Vivus Patents shall exclude any claim that specifically relate to the composition of matter, use or manufacture of active pharmaceutical ingredients other than a Compound unless Sanofi exercises the Right of First Negotiation pursuant to Section 2.7, in which case the Vivus Patents shall include claims that relate to the composition of matter, use or manufacture of the other active pharmaceutical ingredients included in the *** and that otherwise satisfy the requirements set forth in subsections (a) or (b) above.

1.94                        “Vivus Supply Agreement” has the meaning set forth in Section 6.3.

1.95                        “Vivus Tablet Supply Obligations” shall have the meaning set forth in Section 6.2.

1.96                        “Vivus Technology” means the Vivus Patents and Vivus Know-How.

1.97                        “Vivus Territory” means all countries in the world other than the countries of the Sanofi Territory.

1.98                        “Vivus Territory Regulatory Approval Holder” has the meaning set forth in Section 5.1(a).

1.99                        “Vivus Trademarks” means the Trademarks “Stendra™” and “Spedra™”, all designs and styles used by Vivus in the depiction of the foregoing Trademark, and any copyrights therein, and all goodwill appurtenant to any of the foregoing, in each case Controlled by Vivus as of the Effective Date or during the Term, provided however that if the registration of any of the Vivus Trademarks is refused by any Regulatory Authority or trademark office in the Sanofi Territory and by mutual agreement of the Parties another Trademark owned by or licensed to Vivus or its Affiliates is selected to be used by Sanofi with respect to the Manufacture and Commercialization of the Product in the Sanofi Territory, such other Trademark shall also be included in Vivus Trademarks.

1.100                 “***” has the meaning set forth in Section 6.2.

ARTICLE 2
LICENSES

2.1                      Licenses to Sanofi.

(a)                                  License under Vivus Technology.  Subject to the terms and conditions of this Agreement, Vivus hereby grants to Sanofi, under the Vivus Technology: (i) an exclusive (even as to Vivus), royalty-bearing, sublicensable license to Develop, have Developed, use,

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Commercialize the Product and to Manufacture or have Manufactured the Product and API in the Field in the Sanofi Territory and (ii) a non-exclusive, royalty-bearing, sublicensable license to Manufacture or have Manufactured the Product and/or API in the Sanofi Manufacturing Territory.  For clarity, the rights granted to Sanofi to Manufacture and have Manufactured Product are not intended to, and shall not, limit or extend any Manufacturing rights granted to Sanofi in the Sanofi API Supply Agreement or the Sanofi Product Manufacturing Agreement.

(b)                                  License under Vivus Trademarks.  Subject to the terms and conditions of this Agreement including the terms set forth in Section 8.7, Vivus hereby grants to Sanofi an exclusive (even as to Vivus), sublicensable (subject to Section 2.5) license to use the Vivus Trademarks solely in connection with the Manufacture, Development, and Commercialization of the Product in the Field within the scope of the licenses granted in Section 2.1(a).  In recognition of Vivus’ desire to develop a consistent worldwide brand for the Product, the foregoing license to the Vivus Trademarks shall be subject to Sanofi’s compliance with Vivus’ quality control provisions, as set-forth in Exhibit D to this Agreement, as may be amended from time to time by mutual agreement of the Parties.

(c)                                   Vivus Retained Rights.  Notwithstanding the rights granted to Sanofi in Section 2.1(a) and Section 2.1(b), Vivus retains under the Vivus Technology (i) the right to conduct those responsibilities assigned to Vivus under this Agreement and (ii) the right to conduct research, Development, and Manufacturing activities in the Sanofi Territory (as well as Manufacturing activities in the rest of the Sanofi Manufacturing Territory) in support of the Regulatory Approvals or Commercialization of Products in the Vivus Territory.  For clarity, these retained rights are subject to any exclusive Manufacturing rights granted to Sanofi in the Sanofi API Supply Agreement or the Sanofi Product Manufacturing Agreement.

2.2                               License Grant to Vivus.

(a)                                  Subject to the terms and conditions of this Agreement, Sanofi hereby grants to Vivus a non-exclusive, royalty-free, non-transferable (except in accordance with Section 15.5), sublicensable (subject to Section 2.5) license under the Sanofi Technology solely to the extent pertaining to the Product containing a Compound as its sole active ingredient, and solely to the extent necessary to (i) fulfill its obligations under this Agreement; and (ii) conduct Development and Manufacturing of Product in the Sanofi Territory solely in support of the Regulatory Approval of Products in the Core Indication in the Vivus Territory (the “Vivus License”).  Vivus shall obtain from its licensees under the Vivus Technology outside the Sanofi Territory a license grant, with a right to sublicense, of similar scope as the Vivus License.  If Vivus is unable to obtain such a license grant from a licensee, then as Sanofi’s sole remedy, the Vivus License shall cease to be sublicensable to such licensee unless and until such license grant is obtained.

(b)                                  For the avoidance of doubt, the scope of Vivus License shall not extend to: (i) any Product containing a Compound in combination or association with one or more active ingredients and/or (ii) any indication other than the Core Indication.  Upon Vivus’ request in

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writing, Sanofi may consider the grant to Vivus of a royalty bearing license under the Sanofi Technology to Develop and Commercialize in the Vivus Territory: (i) any Product Developed by Sanofi containing a Compound in combination or association with one or more active ingredients and/or (ii) the Product in any indication other than the Core Indication, subject to the good-faith negotiations between the Parties of the terms and conditions applying to such license.

2.3                               No Other Licenses.  Neither Party grants to the other Party any rights, licenses or covenants in or to any intellectual property, whether by implication, estoppel, or otherwise, other than the license rights that are expressly granted under this Agreement.

2.4                      Sublicensing by Sanofi.  Sanofi acknowledges that the licenses granted to Sanofi in Section 2.1 include sublicenses under the rights licensed to Vivus under the MTPC Agreement and that Vivus is required to notify and consult with MTPC with respect to the selection of sublicensees.  Consequently, the licenses granted by Vivus to Sanofi in Section 2.1 may be further sublicensed by Sanofi to a Third Party only with the prior written consent of Vivus, which shall not be unreasonably withheld. Any agreement granting a sublicense under the licenses granted by Vivus to Sanofi in Section 2.1 shall be consistent with the terms of this Agreement and shall include confidentiality and non-use obligations no less stringent than those set forth in Article 12.  Notwithstanding the foregoing, Sanofi shall have the right to sublicense all rights granted by Vivus to Sanofi pursuant to Section 2.1 to any of its Affiliates, Service Providers or Third Party agents or distributors in relation to the Development, Manufacture or Commercialization of the Product without the prior consent of Vivus.

2.5                      Sublicensing by Vivus. The licenses granted by Sanofi to Vivus in Section 2.2(a) may be freely sublicensed by Vivus to Vivus’ Affiliates or to any of Vivus’ licensees or sublicensees through one or multiple tiers.

2.6                      Mutual Non-Compete.

(a)                                 Except for its activities with respect to the Product under this Agreement and subject to the following subsections of this Section 2.6, for a period of *** following the Effective Date (the “Restricted Period”), each Party hereby covenants that neither it nor its Affiliates or will, directly or indirectly, develop, commercialize, or in-license any product that it knows to be a Competing Product in the Sanofi Territory in the Field, provided however that ***. For clarity, the foregoing is not intended to limit Vivus’ covenant set forth in last sentence of Section 2.2(a).

(b)                                 Notwithstanding Section 2.6(a), if Vivus or any of its Affiliates, *** that *** or *** to, a *** that does not ***, then Vivus and/or its Affiliates (or the ***, as applicable) shall have the right to *** provided that Vivus or its Affiliate (or the ***, as applicable) (i) notifies Sanofi of such *** in writing no later than the Required Notice Date (as defined below) *** (ii) does not use the *** or any ***(including, but not limited to, the *** that qualifies as ***) in connection with the *** of such ***.

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(c)                                  In the event that, ***, either Sanofi or any of its Affiliates *** that *** or *** to a *** then Sanofi (or the ***, as applicable) shall (x) notify Vivus of such *** in writing no later than the Required Notice Date (as defined below); (y) not use any *** in connection with the *** of such ***; and (z) *** one of the following *** under *** (and specify which of the following it will *** in the notice provided pursuant to subsection (x), which decision shall be final and binding):

(i)                       *** and notify Vivus in writing of such ***; provided that such *** shall be ***; or

(ii)                    *** (in which case the notice delivered pursuant to subsection (i) above shall be deemed to be a ***); or

(iii)                 *** such that neither Sanofi nor any Sanofi Affiliates have *** with respect to such ***; provided such ***; and it being understood, for the avoidance of doubt, that as of the *** Sanofi shall have ***, to *** any ***; or

(iv)                *** for purposes of ***.

(d)                                 As used herein, “Required Notice Date” means the date that is ***; provided that the Required Notice Date shall in no event be *** following the consummation of the transaction described in ***, as applicable.

2.7                      Right of First Negotiation.

(a)                                 Right of First Negotiation Generally. In the event Vivus or its Affiliates, either by themselves or as part of a collaboration with any Third Party, develop a ***, Sanofi shall have a right of first negotiation to obtain an exclusive license under any intellectual property rights under the Control of Vivus or its Affiliates that are necessary and/or useful to develop, and/or Manufacture, and/or Commercialize such *** (the “Right of First Negotiation”). Sanofi may exercise the Right of First Negotiation at any time during the development of any such ***, but in no event later than *** after the receipt from Vivus of the report of *** for such Vivus Combination (the “Option Period”). If Sanofi exercises the Right of First Negotiation during the Option Period by providing written notice of such exercise to Vivus (the “Sanofi ROFN Notice”), then for a period of *** after VIVUS receives the Sanofi ROFN Notice (or such longer period as the Parties may mutually agree) (the “Negotiation Period”), the Parties shall negotiate in good faith the commercially reasonable terms under which ***.

(b)                                 Exercise of the Right of First Negotiation. Sanofi shall have the right to exercise the Right of First Negotiation at any time during the Option Period. Vivus (or its Affiliates) shall not enter into any discussions with any Third Party with regard to the development and/or Manufacturing and/or Commercialization of any *** during the Option Period and/or, if applicable, the Negotiation Period. Vivus shall periodically report to Sanofi on the progress of all ***, and, in any event, shall report to Sanofi at ***, and provide Sanofi with the final

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development reports for such *** of development and, upon request, with all ***.  Until such time as Sanofi exercises the Right of First Negotiation, Vivus and its Affiliates shall be free to continue development of such *** on their own and at own expense. In the event Sanofi does not elect to exercise the Right of First Negotiation during the Option Period, or Sanofi elects to exercise the Right of First Negotiation, but the Parties fail to mutually agree on commercially reasonable terms during the Negotiation Period, then, in each case, after the Option Period or Negotiation Period (respectively), Vivus shall be free to grant licenses to one or more Third Parties with respect to the development, Manufacturing and Commercialization rights relating to the *** that is the subject of the Right of First Negotiation, without any further obligations to Sanofi; provided, however, that Vivus shall not enter into any such license unless the terms thereof are, in the aggregate, less favorable to Vivus than the last terms offered by Sanofi.

(d)                                 Mutual Agreement of the Parties.  In the event Sanofi exercises its Right of First Negotiation and the Parties mutually agree to commercially reasonable terms under which the definition of Product hereunder would be expanded to include the applicable *** (as evidenced by a written document signed by both Parties), this Agreement shall be amended to incorporate such financial terms and conditions; the definition of Products shall thereafter be deemed to include such ***; and the Agreement shall otherwise remain unchanged and in full force and effect provided that the definition of Vivus Patents shall be expanded by the inclusion by Vivus in Exhibit C of any Patent(s) in respect to any such ***.

ARTICLE 3
ALLIANCE MANAGEMENT

3.1                      Appointment.  Each of the Parties shall appoint a single individual to act as a single point of contact between the Parties (each, an “Alliance Manager”) during the Term.  Each Party may change its designated Alliance Manager from time to time upon written notice to the other Party.  Any Alliance Manager may designate a substitute to temporarily perform the functions of that Alliance Manager by written notice to the other Party.

3.2                      Responsibilities.  Each Alliance Manager: (i) will be the point of first referral in all matters of conflict resolution; (ii) will coordinate the relevant functional representatives of the Parties in developing and executing strategies and plans for the Product in the Sanofi Territory in an effort to ensure consistency and efficiency with similar efforts in the Vivus Territory; (iii) will provide a single point of communication for seeking consensus both internally within the respective Parties’ organizations and between the Parties regarding key strategy and plan issues; (iv) will identify and bring disputes to the attention of the Parties’ in a timely manner; and (v) will plan and coordinate cooperative efforts and internal and external communications.

3.3                      Meetings.  Upon the reasonable request of Sanofi, the Alliance Managers shall organize ad hoc meetings with appropriate representatives from each Party having expertise in

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the matter discussed, and, as may be needed or requested by Sanofi, Vivus will seek the participation of representatives of Vivus’ licensees for the Product in the Vivus Territory, to facilitate the coordination efforts set forth in Section 3.2 above.

3.4                      Independence.  Subject to the terms of this Agreement, the activities and resources of each Party shall be managed by such Party, acting independently and in its individual capacity.  The relationship between Vivus and Sanofi is that of independent contractors and neither Party shall have the power to bind or obligate the other Party in any manner.

ARTICLE 4
DEVELOPMENT AND COMMERCIALIZATION

4.1                      Development.

(a)                                 Obtaining Regulatory Approval.  Sanofi shall be responsible for filing Regulatory Materials that are necessary for obtaining the Regulatory Approvals of the Product in the Sanofi Territory in the Field (“Sanofi Territory Approvals”), including performing any and all Development activities in the Sanofi Territory in connection therewith.  Sanofi shall file for the Sanofi Territory Approvals in such countries in the Sanofi Territory at its cost and expense and on such schedule, in each case, that are consistent with Commercially Reasonable Efforts and Sanofi’s diligence obligations as set forth in Section 4.5.  For clarity, the Regulatory Materials for which Sanofi is responsible hereunder include INDs and MAAs that are specific for countries or regions in the Sanofi Territory, but expressly exclude any Regulatory Materials filed with the FDA or EMA.

(b)                                 Post-Approval Studies.  Sanofi shall be responsible, at Sanofi’s sole expense, for conducting any clinical or non-clinical studies of Product that are required by any of the individual countries in the Sanofi Territory, whether such studies are conducted prior to or after receipt of the Sanofi Territory Approvals.  Sanofi shall conduct such studies using Commercially Reasonable Efforts.

(c)                                  Use of Data.  Subject to the limitations set forth in Section 2.2, Vivus shall have the right, without any additional payment, to use the Sanofi Know-How in support of Regulatory Approval of Product in the Vivus Territory.  Sanofi shall have the right, without any additional payment, to use the Vivus Know-How in support of Regulatory Approval of Product in the Field in the Sanofi Territory.

(d)                                 Other Development. Sanofi shall have the sole right to conduct any further Development (including clinical trials) on the Product in the Field in the Sanofi Territory, at its sole discretion. Sanofi shall be responsible for all of its costs in connection with any further Development activities that it conducts, unless otherwise mutually agreed by the Parties.

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4.2                      Commercialization — General.  Subject to the terms of this Agreement, Sanofi shall have sole responsibility and decision-making authority for Commercialization activities for the Sanofi Territory. Sanofi shall be responsible for all costs and expenses associated with such Commercialization activities.

4.3                      Diligent Commercialization by Sanofi.  Sanofi, itself or through its Affiliates or sublicensees, shall use Commercially Reasonable Efforts to seek Regulatory Approval for and Commercialize the Product in the Core Indication in the Sanofi Territory and to launch the Product in each of the Major Market Countries within a period of six (6) months following Regulatory Approval in such country.

4.4                      Sales Force.

(a)                                 General. Sanofi shall at all times during the Term maintain a Sales Force containing a reasonable number of sales representatives in order to meet Sanofi’s obligations under Section 4.4.  The Sales Force may consist of employees of Sanofi or a contract sales force (or a combination thereof); provided that Sanofi shall remain responsible for the management, supervision, and performance of such contract sales force.

(b)                                 Qualifications.  Unless otherwise agreed by the Parties, Sanofi shall subject the members of its Sales Force to substantially the same minimum qualifications that it applies to its sales forces for its other products in the Sanofi Territory.

(c)                                  Compensation.  Sanofi shall be solely responsible for all costs and expenses of recruiting, hiring, maintaining and compensating its Sales Force, including salaries, benefits and incentive compensation, provided that (i) the compensation structure for the Sales Force shall include elements that are tied to effective Promotion of Product; and (ii) the incentive compensation for the Sales Force shall not be structured in a manner that would reasonably be expected to inappropriately motivate such individuals to engage in the improper Detailing, Promotion, or sales of Product.

4.5                      Promotional Materials.

(a)                                 Sanofi shall be responsible, at its expense, for preparing and producing the Promotional Materials.  The Promotional Materials used by Sanofi or its Affiliates or sublicensees in a particular market in the Sanofi Territory shall be consistent with any Regulatory Approval in the Sanofi Territory that is applicable to such market and shall in any event comply with Applicable Law.

(b)                                 Sanofi shall be solely responsible for timely submitting, as applicable, any Promotional Materials to Regulatory Authorities in the Sanofi Territory (including any applicable governmental authorities in individual countries in the Sanofi Territory).  Sanofi shall use and distribute the Promotional Materials in accordance with the terms of this Agreement.

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(c)                                  Sanofi shall not use or distribute in connection with Promotion of the Product any materials bearing Vivus’ name or trademarks without Vivus’ prior written approval. Notwithstanding the foregoing, Sanofi shall be permitted to use the Vivus Trademarks in accordance with the license granted in Section 2.1(b).

4.6                      Compliance.

(a)                                 In performing its duties hereunder, Sanofi shall and shall cause its Sales Force to: (i) Commercialize the Product in conformity with its approved labeling; and (ii) comply with all Applicable Laws, including all laws and regulations and other guidelines concerning the sale, promotion, and advertising of prescription drug products that are applicable to the Sanofi Territory.

(b)                                 Sanofi shall Commercialize the Product in a professional, ethical and competent manner and shall ensure that the systems, processes, and standard operating procedures being used by Sanofi or its Affiliates in connection with the Commercialization of Product in the Sanofi Territory (including procedures for collecting and reporting adverse events) comply with Applicable Law and industry practice.  Without limiting the generality of the foregoing, Sanofi shall ensure that each of its employees and Sales Force representatives does not make any representation, statement, warranty or guaranty with respect to the Product that is inconsistent with its current labeling, that is deceptive or misleading, or that disparages the Product or the good name, goodwill or reputation of Vivus or its Affiliates.

4.7                      Re-Sale Price.  Sanofi shall be free to determine the price(s) at which it sells Products in the Sanofi Territory, subject to any pricing approvals or other requirements imposed by Applicable Law.

4.8                      Commercialization Reports.  Sanofi shall keep Vivus reasonably informed regarding the material progress and results of its Commercialization activities and those of its Affiliates, sublicensees, including providing the following:

(a)                                 On a *** basis during the Term, an email reporting (i) the Net Sales of Products in the Sanofi Territory, on a country-by-country basis, booked during the preceding calendar month and (ii) the aggregate Net Sales in the Sanofi Territory during the ongoing calendar year.  Within *** days after the end of each *** during the Term following Product Launch, Sanofi shall provide to Vivus a written report summarizing Sanofi’s material Commercialization activities pursuant to this Agreement for such *** and on a calendar year-to-date basis, including: (i) the number of Details made; (ii) the total number of Sample Distributions delivered and/or redeemed, and (iii) Information in Sanofi’s possession regarding any direct mail advertising, journal advertising and DTC advertising.

(b)                                 Any report submitted to Vivus by Sanofi under this Agreement shall be in a reasonable format, as determined by Sanofi in its discretion. Each such report shall be considered Sanofi’s Confidential Information.

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4.9                      Sanofi Records and Audits.  Sanofi shall keep complete and accurate records of (a) the number of Details delivered by sales representatives under Sanofi’s control, (b) the total number of Sample Distributions distributed and/or redeemed, and (d) Information regarding any direct mail advertising, journal advertising and DTC advertising. All such records shall be retained for at least *** years following the Calendar Year in which they are generated, or longer if required by Applicable Laws. At Vivus’ request, such records and Sanofi’s Detail and Sample Distribution activity reporting system shall be available for review at Sanofi facilities in the Sanofi Territory not more than once each calendar year (during normal business hours on a mutually agreed date with reasonable advance notice) by an independent Third Party auditor mutually agreed upon by the Parties and subject to confidentiality and non-use obligations no less stringent than those set forth in Article 12 for the sole purpose of verifying for Vivus the accuracy of the reports furnished by Sanofi pursuant to this Section.  The expense of such auditor shall be borne solely by Vivus unless such audit reveals a numerical reporting error of *** percent (***%) or more during the applicable audit period, in which case Sanofi shall bear the full cost of such audit.  Such auditor shall not disclose Sanofi’s confidential information to Vivus, except to the extent such disclosure is necessary to verify the accuracy of the reports furnished by Sanofi.

4.10               Cross-Territory Sales.  Sanofi shall not directly solicit, advertise, sell, distribute, ship, consign, or otherwise Promote the Product outside the Sanofi Territory.  Sanofi shall use Commercially Reasonable Efforts to ensure that Products sold in the Sanofi Territory are not used outside the Sanofi Territory.  Without limiting the generality of the foregoing, Sanofi shall not sell any Product to a purchaser if Sanofi knows, or has reason to believe, that such purchaser intends to remove such Product from the Sanofi Territory or otherwise intends to facilitate the use of such Product outside the Sanofi Territory.  Sanofi shall use Commercially Reasonable Efforts to ensure that its sublicensees, distributors, and wholesalers comply with all of the foregoing obligations.

ARTICLE 5
REGULATORY

5.1                               Regulatory Materials and Regulatory Approvals.

(a)                                 Ownership and Responsibility.  Sanofi, its Affiliates, sublicensees or, if required by Applicable Laws in the Sanofi Territory, their distributors or agents, shall be the legal and beneficial owner of all Sanofi Territory Approvals, and Regulatory Materials relating to the Sanofi Territory Approvals shall be filed by, and in the name of, Sanofi, its Affiliates or sublicensees or if required by Applicable Laws in the Sanofi Territory, their distributors or agents. If Applicable Laws of any country in the Sanofi Territory require that, in such country, Regulatory Approvals be held by the Regulatory Approval holder of a specific country in the Vivus Territory (a “Vivus Territory Regulatory Approval Holder”), Vivus shall or, if Vivus is not the Vivus Territory Regulatory Approval Holder, shall use Commercially Reasonable Efforts to cause any such Vivus Territory Regulatory Approval Holder to: (i) execute all instruments that

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shall be deemed necessary by Regulatory Authorities of such country in the Sanofi Territory in this respect and/or (ii) execute any agreement with Sanofi or its Affiliates for the purpose of transferring to Sanofi or its Affiliates certain responsibilities that the Vivus Territory Regulatory Approval Holder may incur by holding the Regulatory Approval in such country of the Sanofi Territory, all at Sanofi’s expense.  For clarity, as used in the preceding sentence, “Commercially Reasonable Efforts” shall not require that Vivus incur any out-of-pocket costs or otherwise amend its agreement with the applicable Vivus Territory Regulatory Approval Holder in any manner that adversely impacts Vivus to a material degree.

(b)                             Notifications.  During the Term, Sanofi shall keep Vivus reasonably and regularly informed of the submission to Regulatory Authorities of all material Regulatory Materials, meetings with Regulatory Authorities, and receipt of, or any material changes to existing, Regulatory Approvals, in each case for the Product in the Sanofi Territory.

5.2                               Reporting Obligations.

(a)                                 Each Party shall keep the other informed, in a timely manner consistent the other Party’s reporting requirements to Regulatory Authorities, of any Information that such Party receives (directly or indirectly) that (i) raises any material concerns regarding the safety or efficacy of the Product; (ii) indicates or suggests a potential material liability of either Party to Third Parties in connection with the Product; (iii) is reasonably likely to lead to a recall or market withdrawal of the Product; or (iv) relates to the Product and is reasonably likely to have a material impact on a Regulatory Approval or the Commercialization of the Product.

(b)                                 Each Party shall fully cooperate with and assist the other Party (the requesting Party) in complying with any of the requesting Party’s regulatory obligations with respect to the Product in its Territory, including by providing to the requesting Party, within *** (or sooner if reasonably required for such Party to meet a deadline set by the relevant Regulatory Authority or by Applicable Law), such information and documentation in its possession as may be necessary or helpful for the requesting Party to prepare a response to an inquiry from a Regulatory Authority.

(c)                                  Neither Party shall communicate with any Regulatory Authority of the other Party’s Commercialization territory regarding any Product unless explicitly requested or permitted in writing to do so by the other Party, or unless so ordered by such Regulatory Authority or otherwise required by Applicable Law, in which case either Party shall immediately provide notice of such order or legal requirement to the other.

5.3                               Vivus Obligations.

(a)                                 Transfer of Vivus Know-How and Information. For the purpose of this Agreement, Vivus shall, and shall cause MTPC and its Service Providers, as the case may be, at no additional cost to Sanofi, to: (i) provide Sanofi in a timely manner with all Vivus Know-How that shall be required with respect to the Manufacture of the Product inside or outside the

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Territory; (ii) provide Sanofi with all Vivus Know-How that shall be required by Regulatory Authorities or that may be reasonably useful for obtaining the Sanofi Territory Approvals, including but not limited to any Information relating to manufacturing facilities wherein the Product is manufactured (to the extent such Information is Controlled by Vivus or its Affiliates or is in the possession of the Service Providers of Vivus or its Affiliates); (iii) permit the inspection of such manufacturing facilities by Sanofi, its Affiliates or any Regulatory Authority of a country within the Sanofi Territory, during normal business hours on a mutually agreed date with reasonable advance notice; (iv) at Sanofi’s request, provide to Sanofi or its Affiliates timely assistance to answer any query from Regulatory Authorities; (v) carry-out any additional or specific stability studies on the Product that are required or reasonably advisable for the Major Market Countries; (vi) provide Sanofi, within *** after the Effective Date, with Regulatory Material under CTD/ICH format and content  (including any additional country specific CMC documentation), as and to the extent such dossiers and documentation exist and are in Vivus’ Control at the time of transfer; (vii) upon Sanofi’s request, provide Sanofi or its Affiliates with (A) reasonable quantities of Product (either in finished form, bulk form or as API) for Development purposes, in accordance with terms and conditions to be negotiated in good faith between the Parties, provided however that any reasonable quantities requested by the Regulatory Authorities in the Sanofi Territory for registration purposes shall be supplied to Sanofi free of charge; and (B) the Product’s core labeling documents and Vivus’ Company Core Data Sheet (“CCDS”), including such CCDS prospective update(s). For clarity, Vivus shall have no obligation hereunder to transfer (or cause to be transferred, as the case may be) to Sanofi any Vivus Know-How that is already in Sanofi’s or its Affiliate’s possession as of the Effective Date.

(b)                                 Regulatory Updates. Vivus shall keep Sanofi informed in a timely manner of any updates of a Regulatory Approval with respect to the Product in the United States or such countries of Europe that are used as countries of reference for the Sanofi Territory Approvals. Such updates shall be provided within *** from the date of any such Regulatory Approval update.

5.4                               Rights of Reference. Vivus hereby grants to Sanofi an exclusive right of reference to all Regulatory Materials and Regulatory Approvals owned or Controlled by Vivus solely for the purpose of obtaining or maintaining the Sanofi Territory Approvals during the Term.

5.5                               Regulatory Actions.

(a)                                 Notice of Non-Compliance.  Each Party promptly disclose to the other any information pertaining to notices from Regulatory Authorities of non-compliance with Applicable Laws in connection with the Product.

(b)                                 Inspection or Audit.  If a Regulatory Authority in the Vivus Territory desires to conduct an inspection or audit of Sanofi’s facility or a facility under contract with Sanofi with regard to the Product, Sanofi shall cooperate and cause the contract facility to

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

cooperate with such Regulatory Authority during such inspection or audit.  To the extent that Sanofi, rather than Vivus, receives the inspection or audit observations of such Regulatory Authority, Sanofi shall promptly provide a copy of such observations to Vivus.  Sanofi shall prepare the response to any such observations, but the submission of the response to the applicable Regulatory Authority shall be subject to Vivus’ final approval of response, which approval shall not be unreasonably withheld.  Sanofi agrees to conform its activities under this Agreement to any commitments made in such a response, except to the extent it believes in good faith that such commitments violate Applicable Laws.

(c)                                  Product Withdrawals and Recalls.  The Parties shall exchange their internal standard operating procedures (“SOPs”) for conducting product recalls reasonably in advance of Product Launch, and shall discuss and resolve any conflicts between such SOPs and issues relating thereto promptly after such exchange.  In the event of any disagreement as to how to resolve any such conflicts, Vivus’ SOP shall control.  If either Party becomes aware of information relating to the Product that indicates that a unit or batch of the Product in the Sanofi Territory may not conform to the specifications therefor, or that potential adulteration, misbranding, and/or other issues have arisen that relate to the safety or efficacy of the Product in the Sanofi Territory, it shall promptly so notify the other Party.  To the extent practicable, the Parties shall discuss the circumstances of any potential product recall, field correction, or withdrawal of any Product in the Sanofi Territory and possible appropriate courses of action.  If Sanofi decides to initiate a recall, field correction, or withdrawal of Product in the Sanofi Territory, Sanofi shall have the right and responsibility, at its expense, to control such recall, field correction, or withdrawal in a manner consistent with its internal SOPs (as revised pursuant to the first sentence of this Section 5.4(c), if applicable); provided, however, Sanofi shall consider in good faith the views of Vivus as to whether a recall, field correction, or withdrawal is necessary or appropriate.  If (i) a Regulatory Authority or other Applicable Law requires a recall, field correction, or withdrawal of Product in the Sanofi Territory, and (ii) Sanofi fails to initiate such recall, field correction, or withdrawal within *** of being notified of such requirement, Vivus shall have the right (but not the obligation), at its expense, to control such recall, field correction, or withdrawal in a manner consistent with its internal SOPs (as revised pursuant to the first sentence of this Section 5.4(c), if applicable); provided, however, Vivus shall consider in good faith the views of Sanofi as to whether a recall, field correction, or withdrawal is necessary or appropriate.  For clarity, as between the Parties, Vivus shall have the right (but not the obligations), at its expense, to control all recalls, field corrections, and withdrawals of any Product in the Vivus Territory.  Each Party shall maintain complete and accurate records of any recall, field correction, or withdrawal in its territory for such periods as may be required by Applicable Laws, but in no event for less than ***.

5.6                               Pharmacovigilance Agreement. Prior to the grant of the first Regulatory Approval required for the marketing of the Product in the Sanofi Territory, the Parties (or their Affiliates) shall enter into a separate pharmacovigilance agreement (the “PV Agreement” or Safety Data Exchange Agreement (the “SDEA”)) to be negotiated by their respective pharmacovigilance departments. Such SDEA shall contain specific terms, conditions and

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

obligations for the Parties to ensure worldwide safety surveillance, signal detection and risk management for the Product during the Term and as long as either Party has safety reporting obligations.  Notwithstanding the foregoing, Vivus, shall, as of the Effective Date, and prior to the grant of any Regulatory Approval, communicate promptly to Sanofi any safety issue relating to the Product that comes to its knowledge.

ARTICLE 6
MANUFACTURING & SUPPLY

6.1                               Manufacturing Generally. Subject to Sections 6.2, 6.3, and 6.5, Sanofi shall be responsible, during the term of this Agreement, for the Manufacture, under its sole authority, of all of its requirements of Product and Product’s active pharmaceutical ingredient (“API”), for use by Sanofi, its Affiliates and their sublicensees in the Sanofi Territory. On March 25, 2013, Vivus and Sanofi Chimie, an Affiliate of Sanofi executed a Technology Transfer and Development Services Agreement (the “Technology Transfer and Development Services Agreement”) for the transfer to Sanofi Chimie of the manufacturing process for the API described in the Product’s active substance master file existing as of the Effective Date.

6.2                               Vivus Tablet Supply Obligations. Until June 30, 2015, or, in the event that MTPC’s obligations to supply Product to Vivus (the “MTPC Supply Obligations”) are amended such that the term thereof is extended beyond June 30, 2015, until the expiration of the MTPC Supply Obligations as amended, Vivus shall supply to Sanofi or its designee(s) Sanofi’s requirements of Product in the form of bulk drug tablet(s) for use by Sanofi, its Affiliates and their sublicensees (such supply, the “Vivus Tablet Supply Obligations”).  The Vivus Tablet Supply Obligations shall also include the *** that Vivus has agreed to supply to Sanofi, as described in the Vivus Supply Agreement ***.  In order to comply with the Vivus Tablet Supply Obligations, Vivus may subcontract the Manufacture of Sanofi’s requirements of Product to ***.  Vivus understands and acknowledges that *** of the *** would be a *** of *** and would ***.  Notwithstanding anything in this Agreement or the Vivus Supply Agreement to the contrary, Vivus undertakes to ***.  Should Vivus be in breach of the foregoing undertaking, then (A) Vivus would pay Sanofi, *** an amount of *** within *** of Sanofi’s written notification to Vivus of its breach and (B) Sanofi would be relieved of its obligation to ***.  Should Vivus fail to make the ***.  The Parties agree that it would be extremely difficult and impracticable to determine precisely the amount of actual damages that would be suffered by Sanofi as a result of Vivus’ failure to ***.  The Parties further agree that the *** set forth in this Section 6.2 *** and that such *** constitute a penalty.  The *** of the *** shall be ***, for *** the ***.

6.3                               Vivus Supply Agreement.  Within *** following the Effective Date, Vivus and Sanofi (or one of its Affiliates) shall execute a supply agreement substantially in the form of Exhibit E (the “Vivus Supply Agreement”), whereby, at the request of Sanofi, Vivus will perform the Vivus Tablet Supply Obligations.  Within *** months of the date of execution of the Vivus Supply Agreement by the latest of the parties, the parties to such Vivus Supply Agreement

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

shall also enter into a quality agreement governing the agreed-upon specifications and other technical aspects of supply of the Product for Commercialization in the Sanofi Territory (the “Quality Agreement”).

6.4                               Sanofi Manufacturing Responsibility. On June 30, 2015, Vivus Tablet Supply Obligations shall expire and Sanofi shall then be solely responsible for the Manufacture of its requirements of Product and API under this Agreement.

6.5                               ***. Vivus shall *** no less than *** conforming to the *** as set forth in the ***, on a ***, pursuant to the following schedule ***.  In order to comply with the ***, Vivus may ***.

ARTICLE 7
  FINANCIALS

7.1                               License Fee.

(a)                                 No later than *** after the Effective Date, Sanofi shall pay to Vivus a one-time license fee of five million U.S. dollars (US$5,000,000) by wire transfer of immediately available funds to the following account:

***

(b)                                 Subject to the timely performance of all ***, Sanofi shall pay to Vivus a one-time, non-refundable additional fee of five million U.S. dollars (US$5,000,000) by wire transfer of immediately available funds to the account mentioned in Section 7.1(a) above, in accordance with the following terms and conditions:

(i)                       Sanofi shall pay Vivus *** U.S. dollars (US$***) no later than *** following the delivery of the quantities specified in subsections (i) of Section 6.5, within the timeframe set forth therein.

(ii)                    Sanofi shall pay Vivus *** U.S. dollars (US$***) no later than *** following the *** of Section 6.5.  Should the *** be delayed, then Sanofi’s payment under this Section 7.1(b)(ii) shall be reduced as follows: ***.  This Section 7.1(b)(ii) states VIVUS’s sole liability, and Sanofi’s sole remedy, for any delay in ***, but not for ***.

7.2                               Regulatory Milestone Payments.  In partial consideration of the licenses granted by Vivus to Sanofi pursuant to Section 2.1(a) and (b) of this Agreement, Sanofi shall make each of the milestone payments indicated below to Vivus:

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Milestone Event	Payment
***	US$	***
***	US$	***
***	US$	***
***	US$	***

Each regulatory milestone payment in this Section 7.2 shall be paid once in the Field for the first indication for which Regulatory Approval is obtained in the applicable country and shall not be payable for any other indication for which Regulatory Approval may be obtained in such country. The maximum total amount of payment to Vivus pursuant to this Section 7.2 shall be six million U.S. dollars (US$6,000,000).  Each such payment shall be made by wire transfer of immediately available funds into the account designated in Section 7.1.  Each such payment is nonrefundable and noncreditable against any other payments due hereunder. For clarity, in the event that Sanofi or sublicensee commences commercial sales of Product in a country listed in the table above prior to receipt of any Regulatory Approval in such country (i.e., prior to Regulatory Approval in the first indication), the Regulatory Approval milestone payment for such country shall become immediately due and payable, whether or not such Regulatory Approval is ever received.

7.3                               Sales Milestone Payments.  In partial consideration of the licenses granted by Vivus to Sanofi pursuant to Section 2.1(a) and (b) of this Agreement, Sanofi shall make each of the sales milestone payments indicated below to Vivus when aggregate Net Sales of all Products in any calendar year in the Sanofi Territory reach the specified dollar values.

Aggregate Net Sales in a Calendar Year		Payment
US$	***	US$	***
US$	***	US$	***
US$	***	US$	***

Each sales milestone payment in this Section 7.3 shall be paid only once.  The maximum total amount of payment to Vivus pursuant to this Section 7.3 shall be forty-five million U.S. dollars (US$45 million).  Sanofi shall notify and pay to Vivus the amounts set forth in this Section 7.3 together with the delivery of the quarterly report pursuant to Section 7.6 for the *** in which the applicable event was achieved.  For clarity, in the event that more than one of the aggregate Net Sales thresholds is achieved in a ***, Sanofi shall owe each of the corresponding payments.  Each such payment shall be made by wire transfer of immediately available funds into an account designated by Vivus.  Each such payment is nonrefundable and noncreditable against any other payments due hereunder.

7.4                               Royalty to Vivus.

(a)                                 Royalties Generally. In partial consideration of the licenses granted by Vivus to Sanofi pursuant to Section 2.1(a) and (b) of this Agreement, Sanofi shall pay to Vivus royalties on Net Sales of the Product in the Sanofi Territory as follows:

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Aggregate Net Sales of the Product in a calendar year in the Sanofi Territory	Royalty Rate
Portion of Net Sales less than or equal to US$***	***	%
Portion of Net Sales greater than US$*** and less than or equal to US$***	***	%
Portion of Net Sales greater than US$***	***	%

For purposes of illustration only, if Net Sales in the Sanofi Territory for each of the *** in a calendar year was $***, the royalties due to Vivus hereunder would be as follows:  for the first ***, $***; for the second ***, $***; for the third ***, $***); and for the fourth ***, $***.

(b)                                 Royalty Payment Term. The above royalties shall be payable for each Product in each country of the Sanofi Territory until the later to occur of (i) the expiration of the last to expire Valid Claim within the Vivus Patents that, absent the licenses granted to Sanofi hereunder, would be infringed by the sale of such Product in such country, and (ii) the sixteenth anniversary of the Effective Date (the “Royalty Payment Term”).

(c)                                  Third Party Royalties. If a Third Party’s Patent exists in any country of the Sanofi Territory during the Royalty Payment Term defined in Section 7.4(b), which would make it impractical or impossible for Sanofi, its Affiliates or its sublicensees to Commercialize the Product in such country without obtaining a license for such Third Party Patent in such country, then Sanofi shall be entitled to a deduction from the royalty payments otherwise due to Vivus upon Net Sales of such Product in the applicable country, of an amount equal to *** percent (***%) of the royalty, license fee and/or other amount paid to such Third Party for such license in such country during the applicable reporting period (notwithstanding Section 7.4(e)).

(d)                                 Generic Competition.

(i)                                     If, in a country where Sanofi has an obligation to pay Vivus royalties on Net Sales of the Product, (A) Generic Products are being sold by one or more Third Parties who are not Affiliates or sublicensees of Sanofi or otherwise in Sanofi’s, its Affiliate’s or its sublicensee’s chain of distribution, and (B) *** by *** for a Calendar Quarter *** by *** for such *** across the ***, the royalty owed to Vivus for Net Sales of such Product in such country may be reduced by *** percent (***%) (subject to Section 7.4(e)), but only for so long as the conditions set forth in subclauses (A) and (B) of this Section 7.4(d)(i) continue to be satisfied.

(ii)                                  If, in a country where Sanofi has an obligation to pay Vivus royalties on Net Sales of the Product, (A) Generic Products are being sold by one or more Third Parties who are not Affiliates or sublicensees of Sanofi or otherwise in Sanofi’s, its Affiliate’s or its sublicensee’s chain of distribution and (B) *** by *** for a Calendar Quarter *** by *** across the *** for Net Sales of such Product in such country (subject to Section 7.4(e)), but only for so

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

long as the conditions set forth in subclauses (A) and (B) of this Section 7.4(d)(ii) continue to be satisfied.

(iii)                 Notwithstanding subsections (i) and (ii) above, if one or more Generic Product(s) is/are ***, then, during any Calendar Quarters in which the *** in such *** is ***.  As used herein, “***” of the Product means, with respect to a particular country and time period, the ***, as evidenced by ***.

(e)                                  Royalty Floor. Notwithstanding Sections 7.4(b) and 7.4(d), no reduction in, or deduction or offset against, royalties hereunder shall cause the royalty payable to Vivus hereunder for a given *** to be less than *** percent (***%) of Sanofi and its sublicensees’ Net Sales.

7.5                               Payments to MTPC.  Vivus shall be responsible for paying all milestone, royalty and other payments owed by Vivus to MTPC under the MTPC Agreement on account of the activities of Sanofi or its Affiliates or sublicensees, except that Sanofi shall reimburse Vivus a portion of any sales milestone paid by Vivus to MTPC pursuant to the MTPC Agreement, based on the share of Sanofi’s Net Sales in the worldwide net sales amount reported by Vivus to MTPC triggering the payment of such sales milestone. Such reimbursement shall be made within *** days following the receipt of an undisputed invoice from Vivus detailing the calculation of such reimbursement.  To the extent Sanofi’s reimbursement to Vivus under this Section 7.5 exceeds $*** Sanofi may credit any such excess (to the extent actually paid by Sanofi) against any future payments owed by Sanofi under Section 7.3.

7.6                               Quarterly Reports and Payments.  Within *** days after the end of each ***, Sanofi shall provide Vivus with a full and accurate accounting for such *** of (a) satisfaction of any regulatory or sales milestone payment due pursuant to Section 7.2 or Section 7.3; and (b) on a country-by-country basis, the amount of Net Sales and royalty payment due on such Net Sales pursuant to Section 7.4. Vivus shall invoice Sanofi for all royalties and other payment hereunder and Sanofi shall pay all such royalties and other payments that are due no later than *** days after receipt of the applicable invoice from Vivus, except as otherwise provided in this Agreement.  If any portion of a payment owed hereunder is subject to a good faith dispute between the Parties, Sanofi may withhold the disputed portion of such payment, pending resolution of such dispute pursuant to Article 14, provided that it timely pays any undisputed portions.  All amounts payable to Vivus under this Section 7.6 shall be paid in United States dollars by wire transfer of immediately available funds into an account designated by Vivus.  If Sanofi, its Affiliates or a sub-licensee receives payment from a Third Party in a currency other than United States dollars for which a royalty or fee is owed under this Agreement, then conversion of sales recorded in local currencies to United States dollars shall be performed in a manner consistent with Sanofi’s normal practices used to prepare its audited financial statements for external reporting purposes, which uses a widely accepted source of published exchange rates.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

7.7                               Taxes.  Vivus shall pay any and all Taxes levied on account of any payments made to it under this Agreement.  If Sanofi is legally required to withhold any Taxes from payments due hereunder, Sanofi shall (a) deduct such Taxes from the payment made to Vivus, (b) timely pay the taxes to the proper taxing authority, and (c) send proof of payment to Vivus. If Sanofi had a duty to withhold Taxes in connection with any payment it made to Vivus under this Agreement but Sanofi failed to withhold, and such Taxes were assessed against and paid by Sanofi, then Vivus will reimburse Sanofi for such Taxes (excluding interest and penalties), upon delivery by Sanofi of the documents evidencing Sanofi payment of the Taxes and the basis for such payment. Each Party agrees to cooperate with the other Party in claiming exemptions from such deductions or withholdings under any agreement or treaty from time to time in effect. Solely for purposes of this Section 7.7, “Taxes” means any present or future taxes, levies, imposts, duties, charges, assessments or fees of any nature (including interest, penalties and additions thereto) that are imposed by the applicable government or other taxing authority.

7.8                               Late Payments.  If a Party does not receive payment of any sum due to it on or before the due date, simple interest shall thereafter accrue on the sum due to such Party from the due date until the date of payment at the rate of *** percent (***%) per month or the maximum annual rate allowable by Applicable Law, whichever is less.

7.9                               Sanofi Records; Audits by Vivus.  Sanofi shall maintain complete and accurate books and records in accordance with IFRS in sufficient detail to permit Vivus to confirm the accuracy of milestone payments, royalty payments, and any other compensation payable under this Agreement for a period of *** years from the creation of individual records or any longer period required by Applicable Law.  At Vivus’ request, such records shall be available for review not more than once each *** (during normal business hours on a mutually agreed date with reasonable advance notice) at a single location in France by an independent Third Party auditor selected by Vivus and approved by Sanofi (such approval not to be unreasonably withheld, conditioned, or delayed) and subject to confidentiality and non-use obligations no less stringent than those set forth in Article 12 for the sole purpose of verifying for Vivus the accuracy of the financial reports furnished by Sanofi pursuant to this Agreement during the *** preceding years or of any payments made by Sanofi to Vivus pursuant to this Agreement during the *** preceding years.  Any such auditor shall not disclose Sanofi’s Confidential Information to Vivus, except to the extent such disclosure is necessary to verify the accuracy of the financial reports furnished by Sanofi or the amount of payments due by Sanofi under this Agreement.  Any amounts shown to be owed but unpaid shall be paid within *** days from the accountant’s report, plus interest (as set forth in Section 7.9) from the original due date.  Any amounts shown to have been overpaid may be credited by Sanofi against future payments to Vivus hereunder.  No payment to Vivus shall be reduced by more than *** percent (***%) as a result of such credit, and Sanofi may carry forward any unused credits to future Calendar Quarters. Vivus shall bear the full cost of such audit unless such audit reveals a payment or reporting error of *** percent (***%) or more during the applicable audit period, in which case Sanofi shall bear the full cost of such audit.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

7.10                        Vivus Records; Audits by Sanofi.  Vivus shall maintain complete and accurate books and records in accordance with GAAP in sufficient detail to permit Sanofi to confirm the accuracy of Vivus’ calculation of any reimbursement payments owed by Sanofi pursuant to Section 7.5 for a period of *** years from the creation of individual records or any longer period required by Applicable Law.  At Sanofi’ request, such records shall be available for review not more than once each *** (during normal business hours on a mutually agreed date with reasonable advance notice) at a single location in the United States by an independent Third Party auditor selected by Sanofi and approved by Vivus (such approval not to be unreasonably withheld, conditioned, or delayed) and subject to confidentiality and non-use obligations no less stringent than those set forth in Article 12 for the sole purpose of verifying for Sanofi the accuracy of Vivus’ calculation of any reimbursement payments owed by Sanofi pursuant to Section 7.5 during the *** preceding years.  Any such auditor shall not disclose Vivus’ Confidential Information to Sanofi, except to the extent such disclosure is necessary to verify the accuracy of such calculations.  Any amounts shown to be owed by Sanofi but unpaid shall be paid within *** days from the accountant’s report, plus interest (as set forth in Section 7.9) from the original due date.  Any amounts shown to have been overpaid by Sanofi may be credited by Sanofi against future payments to Vivus hereunder.  No payment to Vivus shall be reduced by more than *** percent (***%) as a result of such credit, and Sanofi may carry forward any unused credits to future Calendar Quarters. Sanofi shall bear the full cost of such audit unless such audit reveals a calculation error of *** percent (***%) or more during the applicable audit period, in which case Vivus shall bear the full cost of such audit.

ARTICLE 8
INTELLECTUAL PROPERTY

8.1                               Ownership of Inventions.  Each Party shall own all Inventions made solely by its or its Affiliates’ employees, agents, and independent contractors in the course of conducting its activities under this Agreement (collectively, “Sole Inventions”), along with any Patents covering such Sole Inventions.  All Inventions that are made jointly by employees, Affiliates, agents, or independent contractors of both Parties in the course of performing activities under this Agreement (collectively, “Joint Inventions”), along with any Joint Patents, shall be owned jointly by the Parties.  Subject to any exclusive licenses granted pursuant to Section 2.1 or 2.2, each Party shall have the right to practice, license and exploit the Joint Inventions and Joint Patents worldwide, without consent of the other Party (and where consent is required by law, such consent is hereby deemed granted; and the Parties shall execute all instruments and documents and otherwise take all actions as shall be necessary to effectuate such consent) and without a duty of accounting to the other Party. For the avoidance of doubt, the ownership of Sole Inventions and Joint Inventions shall be determined according to US patent law.

8.2                               Disclosure of Inventions.  Each Party shall promptly disclose to the other all Sole Inventions or Joint Inventions relating to Product or its composition, formulation, manufacture,

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

or use, including all invention disclosures or other similar documents submitted to such Party by its Affiliates’, employees, agents or independent contractors describing such Sole Inventions or Joint Inventions.  Such Party shall also respond promptly to reasonable requests from the other Party for more Information relating to such inventions.

8.3                               Prosecution of Patents.

(a)                                 Vivus Patents.  Sanofi acknowledges that, under the terms of the MTPC Agreement, MTPC has the sole right to prosecute and maintain the Vivus Patents.

(b)                                 Joint Patents.  With respect to any potentially patentable Joint Invention, the Parties shall agree whether a Party or any external counsel to be jointly appointed by the Parties (the “Joint Patent Outside Counsel”), shall prepare, file, prosecute (including any interferences, reissue proceedings and reexaminations) and maintain patent applications and patents covering such Joint Invention (a “Joint Patent”) in jurisdictions as mutually agreed by the Parties. Patent expenses for such Joint Patent will be equally shared by the Parties. For clarity, patent expenses include any out-of-pocket expenses (such as, without limitation, the fees of the Joint Patent Outside Counsel), but shall exclude any internal cost (such as salaries) incurred by the Parties.  If the Parties do not appoint any Joint Patent Outside Counsel with respect to a Joint Patent: (i) the Party that prosecutes such Joint Patent (the “Prosecuting Party”) shall provide the other Party reasonable opportunity to review and comment on such prosecution efforts regarding the applicable Joint Patent in the particular jurisdictions and such other Party shall provide the Prosecuting Party reasonable assistance in such efforts; (ii) the Prosecuting Party shall provide the other Party with a copy of all material communications from any patent authority in the applicable jurisdictions regarding the Joint Patent being prosecuted by such Party, and shall provide drafts of any material filings or responses to be made to such patent authorities a reasonable amount of time in advance of submitting such filings or responses; and (iii) the Prosecuting Party shall provide the other Party with all information necessary or desirable to enable the other Party to comply with the duty of candor/duty of disclosure requirements of any patent authority.  Either Party may determine that it is no longer interested in supporting the continued prosecution or maintenance of a particular Joint Patent in a country or jurisdiction, in which case the disclaiming Party shall provide the other Party with written notice of such determination at least *** days before any deadline for taking action to avoid abandonment and shall provide the other Party with the opportunity to have the disclaiming Party’s interest in such Joint Patent in such country or jurisdiction assigned to the other Party (the “Assignee”); provided that the costs relating to the transfer of rights from the disclaiming Party to the Assignee shall be borne by the disclaiming Party.  For the avoidance of doubt, as from the date the other Party’s interest in such Joint Patent in such country or jurisdiction is assigned to the Assignee, the Assignee shall bear all cost and expenses relating to the maintenance and prosecution of such Patent in such country or jurisdiction, which shall no longer be deemed to be a Joint Patent for the purpose of this Agreement.

(c)                                  Sanofi Patents.  Sanofi shall have the sole right, but not the obligation, to

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

prepare, file, maintain and prosecute all Sanofi Patents (and control any interferences, reissue proceedings and reexaminations in connection therewith) in the Sanofi Territory and the Vivus Territory, at its sole cost and expense.

8.4                               Cooperation of the Parties.  Each Party shall provide the other Party all reasonable assistance and cooperation in the preparation, filing, prosecution and maintenance of Patents under Sections 8.3(b) and 8.3(c), at the request and expense of the prosecuting Party.  Such cooperation includes, but is not limited to: (i) executing all papers and instruments, or requiring its employees or contractors, to execute such papers and instruments, so as to effectuate the ownership of Inventions set forth in Section 8.1, and Patents claiming or disclosing such Inventions, and to enable the other party to apply for and to prosecute Patent in any country as permitted by Section 8.3 and (ii) promptly informing the other Party of any matters coming to such party’s attention that may affect the preparation, filing, prosecution or maintenance of any such Patent.

8.5                               Enforcement of Patents.

(a)                                 Notification.  If a Party becomes aware of any infringement, threatened infringement, or alleged infringement of a Vivus Patent, a Sanofi Patent or a Joint Patent on account of a Third Party’s manufacture, use or sale of Product (in each case, a “Product Infringement”), then such Party shall promptly notify the other Party in writing of such Product Infringement, including any evidence in such Party’s possession demonstrating such Product Infringement.  Any certification or filing with a governmental authority that asserts that a Product Infringement will not arise from the manufacture, use or sale of Product by a Third Party or that asserts that any claims of a Vivus Patent, Sanofi Patent or Joint Patent covering Product is invalid or unenforceable shall be deemed to be a Product Infringement hereunder, and each Party shall provide written notice to other Party of any such filed certification promptly upon becoming aware thereof.

(b)                                 Enforcement Rights. During the Term and subject to the remainder of this Section 8.5(b), Sanofi shall have the first right to initiate, prosecute and control legal proceedings against any person or entity engaged in a Product Infringement of the Vivus Patents in the Sanofi Territory (the “Enforcement Right”). The foregoing exercise of the Enforcement Right shall be at Sanofi’s sole expense. If Sanofi decides not to bring such legal action, or if Sanofi fails to initiate such legal action by the Action Date, Vivus shall have the right, but not the obligation, to commence a suit or take action to enforce the applicable Vivus Patent or Joint Patent with respect to such Product Infringement in the Sanofi Territory, at its own expense.  Each Party shall provide to the Party enforcing any such rights under this Section 8.5(b) reasonable assistance in such enforcement, at the request of and expense of such enforcing Party, including joining such action as a party plaintiff if required by Applicable Law to pursue such action.  Additionally, to the extent requested by Sanofi, Vivus agrees to exercise its right under the MTPC Agreement to require MTPC to cooperate in any enforcement by or on behalf of Sanofi pursuant to Section 8.5(b), including being joined as a party to such action if necessary.

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The enforcing Party shall keep the other Party reasonably and regularly informed of the status and progress of such enforcement efforts, and shall reasonably consider the other Party’s comments on any such efforts. The non-enforcing Party shall have the right to be represented in any action brought under this Section 8.5(b) by counsel of its choice and at its own expense. For clarity, as between the Parties, Vivus shall have the exclusive right to bring, control, and/or settle any legal action, at its own expense, as it reasonably determines appropriate and by counsel of its own choice, in connection with any actual, alleged, or threatened infringement of any Patent Controlled by Vivus that occurs in the Vivus Territory.  In the event Vivus elects to bring any legal action in connection with any actual, alleged, or threatened infringement of a Vivus Patent that occurs in the Sanofi Territory but is not a Product Infringement, Vivus shall (i) use counsel that is approved by Sanofi, such approval not to be unreasonably withheld, and (ii) prior to bringing any such action in the Sanofi Territory, obtain Sanofi’s agreement, not to be unreasonably withheld, on legal strategies and defenses for such action.

(c)                                  Joint Patents.  With respect to any infringement of a Joint Patent by infringing activity other than a Product Infringement, the Parties shall mutually agree on a case-by-case basis whether to initiate and prosecute any legal action to enforce any such Joint Patent and, if the Parties agree to initiate and prosecute any such action, which party will be responsible for initiating and prosecuting such action, and how costs and recoveries will be allocated between the parties.

(d)                                 Settlement.  Neither Party shall enter into any settlement or compromise of any action under this Section  8.5 with respect to Product Infringement in the Sanofi Territory without the prior written consent of the other Party, such consent not to be unreasonably withheld, conditioned or delayed.  Notwithstanding the foregoing, in the event that (A) Sanofi decides not to bring a legal action against Product Infringement in the Sanofi Territory, or if Sanofi fails to initiate such legal action by the Action Date, and (B) thereafter MTPC (or a licensee or designee of MTPC other than VIVUS) brings an action under the VIVUS Patents against such Product Infringement, settlement of such action shall be at MTPC’s sole discretion and shall not require the consent of Sanofi.

(e)                                   Recoveries; Damages.  Except as otherwise agreed by the Parties in connection with a cost-sharing arrangement, any recoveries resulting from an action brought by a Party relating to a claim of Product Infringement in the Sanofi Territory shall be first applied against payment of each Party’s costs and expenses in connection therewith. Any such recoveries in excess of such costs and expenses (the “Remainder”) will be retained by the enforcing Party, provided that if Sanofi is the enforcing Party, the Remainder shall be included in Net Sales for purposes of calculating royalties owed to Vivus hereunder.

8.6                               Infringement of Third Party Rights.  Each Party shall promptly notify the other in writing of any allegation by a Third Party that the activity of either of the Parties pursuant to this Agreement infringes or may infringe the intellectual property rights of such Third Party.  Subject to Article 10, Vivus shall have the sole right to control any defense of any such claim

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involving alleged infringement of Third Party rights by Vivus’ activities at its own expense and by counsel of its own choice.  Subject to Article 10, Sanofi shall have the sole right to control any defense of any such claim involving alleged infringement of Third Party rights by Sanofi’s activities at its own expense and by counsel of its own choice.  Neither Party shall have the right to settle any litigation under this Section 8.6 in a manner that diminishes the rights or interests of the other Party without the written consent of such other party (which shall not be unreasonably withheld).

8.7                               Patent Marking.  Sanofi shall, and shall require its Affiliates and sublicensees, to mark Products sold by it hereunder with appropriate patent numbers or indicia to the extent permitted by Applicable Law.

8.8                               Trademarks.

(a)                                 General. Sanofi shall, at its discretion, have the right to either use any of the Vivus Trademarks or Trademarks selected and owned by Sanofi (the “Sanofi Trademarks”) with respect to the Manufacture and Commercialization of the Product in the Sanofi Territory. Sanofi shall use Commercially Reasonable Efforts to inform Vivus of its decision within a reasonable timeline. Sanofi may include its company name and associated logos on all Product packaging and Promotional Materials for the Sanofi Territory.

(b)                                 Vivus Trademarks. If Sanofi elects to use the Vivus Trademarks to Commercialize the Product across the Sanofi Territory pursuant to Section 8.8(a), the following shall apply:

(i)                                     Sanofi’s use of the Vivus Trademarks shall be limited to the Manufacture and the Commercialization of the Product in the Sanofi Territory;

(ii)                                  Sanofi shall not at any time register or cause to be registered any other trademark, name or design confusingly similar to any of the Vivus Trademarks without the express consent of Vivus, which consent shall not be unreasonably withheld, conditioned or delayed;

(iii)                               Sanofi shall properly designate the Vivus Trademarks on the packaging of the final Product, to the extent required or permissible by the applicable Regulatory Approvals.  All rights arising from the use of the Vivus Trademarks in the Sanofi Territory during the Term shall inure to Vivus’ benefit. Sanofi agrees that the Products with which the Vivus Trademarks are used shall conform to all requirements of the Regulatory Authority in the Sanofi Territory;

(iv)                              Vivus shall be responsible for and carry out all proceedings reasonably necessary to ensure the defense of the Vivus Trademarks in the Sanofi Territory during the Term at its own costs and expense;

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(v)                                 Vivus shall use Commercially Reasonable Efforts, at its own costs and expense, to have the Vivus Trademarks registered in all countries of the Sanofi Territory and shall keep Sanofi regularly informed of the completion of such registration process and provide Sanofi with an updated list of Vivus Trademarks numbers;

(vi) Vivus shall use Commercially Reasonable Efforts to maintain the registrations of the Vivus Trademarks in each Country of the Sanofi Territory during the Term at its own costs and expense.

(c)                                  Infringement of Vivus Trademarks. If Sanofi elects to use the Vivus Trademarks to Commercialize the Product pursuant to Section 8.8(a), Sanofi shall, as soon as practicable after receiving notice of any potential infringement of a Vivus Trademark in the Sanofi Territory, inform Vivus of any such potential infringement.  Vivus shall have the first right and discretion to bring infringement or unfair competition proceedings involving the Vivus Trademark in the Sanofi Territory and Vivus shall bear all costs in connection with any such proceedings.  Sanofi shall cooperate with Vivus in any such proceedings at its own expense including by giving testimony and producing documents and materials supporting the Vivus Trademark, and shall endeavour to cause the employees of Sanofi, as appropriate, to cooperate with Vivus, all at Vivus’ expense. Any recoveries obtained as a result of any infringement litigation undertaken by Vivus alone or in settlement of such infringement shall be retained by Vivus.  Sanofi shall have the right, but shall not be obliged, to participate with Vivus as a party plaintiff in any infringement or unfair competition action undertaken by Vivus hereunder in the Sanofi Territory, at Sanofi’s costs and expense, and any recovery obtained shall be shared between Vivus and Sanofi in proportion to incurred expenses, except that any recovery with respect to unfair competition claims in the Sanofi Territory shall be retained solely by Sanofi.  Should Vivus fail to institute infringement proceedings in the Sanofi Territory, Sanofi, if it deems necessary, shall have the right but shall not be obligated, to bring suit for such infringement under its name and at its own costs and expenses. Vivus shall cooperate with Sanofi in any such proceedings at its own expense including giving testimony and producing document and material supporting the Vivus Trademark and shall endeavour to cause the employees of Vivus, as appropriate, to cooperate with Sanofi, all at Sanofi’s expense. Any recoveries obtained in suit for trademark infringement litigation or in settlement of such infringement undertaken without Vivus’ involvement shall be retained by Sanofi.

(d)                                 Sanofi Trademarks. To the extent Sanofi elects to use a Sanofi Trademark in addition or, pursuant to Section 8.8(a), as an alternative to the Vivus Trademarks in connection with the Manufacture and the Commercialization of the Products in the Sanofi Territory, Sanofi shall be responsible for the selection, adoption, registration, maintenance and defense of such Sanofi Trademarks, as well as all expenses associated therewith.  Sanofi shall own all Sanofi Trademarks and all rights arising from the use of the Sanofi Trademarks in the Sanofi Territory shall inure to Sanofi’s benefit. Sanofi shall also choose at its own discretion the related packaging and trade dress.

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(e)                                  No Similar Trademarks.  Vivus shall not at any time register or cause to be registered, anywhere in the world, any trademark, name or design identical or confusingly similar to any of the Sanofi Trademarks in the Sanofi Territory or outside of the Sanofi Territory without the express consent of Sanofi. Sanofi shall not at any time register or cause to be registered, anywhere in the world, any other trademark, name or design identical to or confusingly similar to any of the Vivus Trademarks without the express consent of Vivus, which consent shall not be unreasonably withheld, conditioned or delayed.

(f)                                   Further Acts. Vivus shall execute, acknowledge and deliver such instruments and do all such other acts as may be necessary or appropriate in order to have this Agreement recorded by any authority operating as a trademark office in the Sanofi Territory or in order to ascertain or confirm Sanofi’s right to use the Vivus Trademarks.

(g)                                  Infringement of Third Party rights by the Vivus Trademarks. Notwithstanding the provisions of Section 8.6, Vivus shall: (i) defend, through counsel of its choosing, at its own cost and expense, any Claim from a Third Party that claims that the Vivus Trademarks infringe such Third Party’s intellectual Property in the Sanofi Territory; (ii) consult with Sanofi, take into consideration Sanofi’s comments,  incorporate and act on such comments to the extent reasonable in defending against any such Claim; and (iii) release and hold Sanofi, its Affiliates and sublicensees harmless from any liabilities arising from or connected with any such Claim.

ARTICLE 9
MTPC AGREEMENT

9.1                               Representations and Warranties of Vivus with respect to the MTPC Agreement.  Vivus represents and warrants to Sanofi that, as of the Effective Date:

(a)                                 The MTPC Agreement is in full force and effect and has not been modified or amended; and

(b)                                 Neither Vivus nor, to the best of Vivus’ knowledge and belief, MTPC, is in default with respect to any obligation under, and neither of Vivus or MTPC has claimed that the other party is in default with respect to any obligation under the MTPC Agreement; and

(c)                                  The rights that MTPC has licensed to Vivus pursuant to the MTPC Agreement are not subject to any contractual restrictions or limitations in the MTPC Agreement (or any other agreement between Vivus and MTPC) that would reasonably be expected to restrict or limit (beyond any restrictions or limitations expressly set forth herein) the rights granted by Vivus to Sanofi pursuant to this Agreement; and

(d)                                 Vivus has not waived or terminated any of its rights under the MTPC

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Agreement, and to Vivus’ knowledge, no such rights under the MTPC Agreement have otherwise lapsed, expired, or been terminated.

9.2                               Vivus Obligations with respect to the MTPC Agreement.  Vivus agrees that during the term of this Agreement:

(a)                                 Vivus shall not breach the MTPC Agreement in any matter that would reasonably be expected to adversely affect Sanofi or its rights hereunder; and

(b)                                 Vivus shall not enter into any subsequent agreement with MTPC that modifies or amends the MTPC Agreement in any way that would reasonably be expected to adversely affect Sanofi’s rights under this Agreement without Sanofi’s prior written consent, and shall provide Sanofi with a copy of all executed modifications to or amendments of the MTPC Agreement, regardless of whether Sanofi’s consent was required with respect thereto; and

(c)                                  Vivus shall not terminate, nor take or fail to take any action that would reasonably be expected to terminate, the MTPC Agreement in whole or in part, directly or indirectly, without Sanofi’s prior written consent; and

(d)                                 Vivus shall furnish Sanofi with copies of all notices received by Vivus relating to any alleged breach or default of any obligation by Vivus under the MTPC Agreement within *** after Vivus’ receipt thereof.

9.3                               Consequences of Termination of MTPC Agreement; Letter Agreement.  A letter, signed by ***, addressing *** is here-attached as Exhibit F to this Agreement (the “Letter Agreement”). No further consent of Vivus shall be required for Sanofi to receive the benefit of the Letter Agreement, and Sanofi shall have the right to *** as a consequence of *** in the Letter Agreement being ***.

ARTICLE 10
OTHER REPRESENTATIONS, WARRANTIES AND COVENANTS

10.1                        Mutual Representations and Warranties. Each Party hereby represents, warrants, and covenants (as applicable) to the other Party as follows, as of the Effective Date:

(a)                                 Corporate Existence and Power.  It is a corporation or limited partnership, as applicable, duly organized, validly existing, and in good standing under the laws of the jurisdiction in which it is incorporated or formed, and has all requisite power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as contemplated in this Agreement, including the right to grant the licenses granted by it hereunder.

(b)                                 Authority and Binding Agreement.  It has the requisite power and

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authority and the legal right to enter into this Agreement and perform its obligations hereunder; it has taken all necessary action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder; and this Agreement has been duly executed and delivered on its behalf, and constitutes a legal, valid, and binding obligation of such Party that is enforceable against it in accordance with its terms, subject as to enforcement of remedies to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting generally the enforcement of creditors’ rights and subject to a court’s discretionary authority with respect to the granting of a decree ordering specific performance or other equitable remedies.

(c)                                  Consents.  All necessary consents, approvals and authorizations of all governmental authorities and other Third Parties required to be obtained by it in connection with the execution, delivery and performance of this Agreement have been obtained by it.

(d)                                 No Conflict.  The execution and delivery of this Agreement, the performance of such Party’s obligations hereunder and the licenses and sublicenses to be granted pursuant to this Agreement (i) do not and will not conflict with or violate any requirement of Applicable Law existing as of the Effective Date, (ii) do not and will not conflict with or violate the certificate of incorporation, certificate of formation, by-laws, limited partnership agreement or other organizational documents of such Party, and (iii) do not and will not conflict with, violate, breach or constitute a default under any contractual obligations of such Party or any of its Affiliates existing as of the Effective Date.

10.2                        Vivus Technology. Vivus hereby represents and warrants to Sanofi as of the Effective Date that:

(a)                                 Vivus Controls the Vivus Patents in the Sanofi Territory;

(b)                                 Vivus has not granted rights to any Third Party under the Vivus Technology with respect to the Commercialization of the Product in the Field in the Sanofi Territory;

(c)                                  To Vivus’ knowledge as of the Effective Date, the manufacture and commercialization of the Product in the Field in the Sanofi Territory does not infringe any valid and enforceable Third Party Patents in the Sanofi Territory.

(d)                                 Vivus has not received any written notice from any Third Party asserting or alleging that the research, development, making or using of the Product by Vivus prior to the Effective Date has infringed or otherwise violated, or that the Commercialization of the Product in the Sanofi Territory will infringe or otherwise violate, the intellectual property rights of such Third Party;

(e)                                  other than the MTPC Agreement, there are no agreements in effect as of the Effective Date between Vivus and a Third Party under which intellectual property right or

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trade secrets within the Vivus Technology are being licensed to Vivus;

(f)                                   Vivus has taken reasonable measures to protect the confidentiality of any confidential Information in the Vivus Know-How;

(g)                                  Vivus has the right to license and disclose the Vivus Know-How to Sanofi as contemplated by this Agreement and Vivus Know-How was not obtained by Vivus in violation of any contractual or fiduciary obligation to which Vivus or any of its employees or staff members are or were bound, or by the misappropriation of the trade secrets of any Third Party;

(h)                                 To Vivus’ knowledge, there is no use, infringement or misappropriation of the Vivus Technology in derogation of the rights granted to Sanofi in this Agreement; and

(i)                                     Exhibit C attached hereto accurately and completely identifies all Vivus Patents that have been filed or have issued as of the Effective Date; and

(j)                                    To Vivus’ knowledge, each of the Vivus Patents listed in Exhibit C hereto, has been prosecuted in material compliance with all applicable rules, policies and procedures of the jurisdiction in which such Vivus Patent was filed and is subsisting and in good standing. Vivus is not aware of any material prior art or other facts that are likely to render any claims in the Vivus Patents unpatentable, invalid or unenforceable. All renewable and maintenance fees due as of the Effective Date with respect to the prosecution and maintenance of the Vivus Patents have been paid;

(k)                                 Vivus is not a party to any legal Action relating to the Vivus Technology or any Compound or Product, nor has Vivus received any written communication from any Third Party, including, without limitation, any Regulatory Authority or other government agency, threatening such action, suit or proceeding;

(l)                                     To Vivus’ knowledge, the research and development of the Compound and Product prior to the Effective Date by Vivus, its Affiliates, Service Providers and any Third Party, was conducted in compliance, in all material respects, with all applicable laws and regulations, including all public health, environmental and safety provisions thereof;

(n)                                 To Vivus’ knowledge, all of the Information that Vivus has provided to Sanofi prior to the Effective Date relating to the Product is materially accurate, and Vivus has not omitted therefrom any material data or material Information in Vivus’ possession or Control prior to the Effective Date relating to the Product that Vivus reasonable believes would be material to Sanofi’s decision to enter into this Agreement.

10.3                        Vivus Trademarks.  Vivus hereby represents and warrants to Sanofi as of the Effective Date that:

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(a)                                 it has all right, title, and interest in and to the Vivus Trademarks existing on the Effective Date;

(b)                                 it has pending registrations for the Vivus Trademarks in Algeria, Bahrain, Kuwait, Oman, Qatar, Russia, Saudi Arabia, Turkey, and the United Arab Emirates;

(c)                                  to the best knowledge of Vivus, there is no Third Party using or infringing any of the Vivus Trademarks in the Sanofi Territory in material derogation of the rights granted to Sanofi in this Agreement;

(d)                                 Vivus has not received notice of any opposition, cancellation action or pending litigation or any communication which expressly threatens an opposition or cancellation action, or other litigation, before any trademark office, court or any other governmental entity in the Sanofi Territory with respect to any of the Vivus Trademarks;

(e)                                  the Vivus Trademarks are the only Trademarks owned, held, Controlled, licensed or otherwise used (or intended to be used) by Vivus or its Affiliates with respect to the Product in the Field in the Sanofi Territory (other than Vivus’ corporate name and/or logo);

(f)                                   to the best knowledge of Vivus, Vivus has all rights to use the Vivus Trademarks with respect to the Product in the Sanofi Territory and to license the Vivus Trademarks to Sanofi hereunder; and

(g)                                  to the best knowledge of Vivus, Vivus has not infringed, misappropriated, diluted or otherwise violated any Trademark of any Third Party by registering or using the Vivus Trademarks in the Sanofi Territory; and

(h)                                 to the knowledge of Vivus, no claims or proceedings, asserting that the Vivus Trademarks infringe the right of any Third Party, are pending or threatened.

10.4                        Compliance with Law.  Each Party shall, and shall ensure that its Affiliates and sublicensees shall, comply with all Applicable Laws in exercising their rights and fulfilling their obligations under this Agreement.

10.5                        Representations regarding Debarment and Compliance.

(a)                                 Each Party represents warrants and covenants that as of the Effective Date and during the Term, neither it nor its Affiliates nor any of their respective directors, officers, employees, to its knowledge based upon reasonable inquiry:

(i)                                     is debarred under Section 306(a) or 306(b) of the FD&C Act or under any similar Applicable Laws;

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(ii)                    has been charged with, or convicted of, any felony or misdemeanor under Applicable Laws related to any of the following: (A) the development or approval of any drug product or the regulation of any drug product under the FD&C Act; Directive 2001/83/EC of the European Parliament and of the Council of 6 November 2001 on the Community code relating to medicinal products for human use, Directive 2001/20/EC of the European Parliament and of the Council of 4 April 2001 on the approximation of the laws, regulations and administrative provisions of the Member States relating to the implementation of good clinical practice in the conduct of clinical trials on medicinal products for human use, the national laws of individual EU Member States implementing the provisions of these Directives into their national law, Regulation (EC) No 726/2004 of the European Parliament and of the Council of 31 March 2004 laying down Community procedures for the authorization and supervision of medicinal products for human and veterinary use and establishing a European Medicines Agency, or any similar Applicable Laws; (B) a conspiracy to commit, aid or abet the development or approval of any drug product or regulation of any drug product; (C) health care program-related crimes (involving Medicare, any state health care program, or any healthcare program in any country in the European Union or the Sanofi Territory) or provision of illegal inducements to physicians or healthcare institutions to recommend, endorse, prescribe, order, supply, purchase, use or administer any drug product; (D) patient abuse, controlled substances, bribery, payment of illegal gratuities, fraud, perjury, false statement, racketeering, blackmail, extortion, falsification or destruction of records; (E) interference with, obstruction of an investigation into, or prosecution of, any criminal offense; or (F) a conspiracy to commit, aid or abet any of these listed felonies or misdemeanors; and

(iii)                 is excluded, suspended or debarred from participation, or otherwise ineligible to participate, in any United States federal or state health care programs (including convicted of a criminal offense that falls within the scope of 42 U.S.C. §1320a-7 but not yet excluded, debarred, suspended, or otherwise declared ineligible), excluded, suspended or debarred from participation, or otherwise ineligible to participate, in any healthcare program in any country in the European Union or the Sanofi Territory, or excluded, suspended or debarred from participation, or otherwise ineligible to participate, in any United States federal procurement or non-procurement programs or procurement or non-procurement programs in any country in the European Union or the Sanofi Territory.

(b)                                 Each Party will notify the other Party promptly, but in no event later than *** days, after knowledge of any exclusion, debarment, suspension or other ineligibility set forth in Section 10.5(a)(iii) occurring during the Term, or if such Party concludes based on its good faith business judgment that a pending action or investigation is likely to lead to the exclusion, debarment, suspension or other ineligibility of such Party an Affiliate of such Party or any of such Party’s or such Party’s Affiliates’ directors, officers, employees, or consultants.

10.6                        Representations Regarding Anti-Bribery Laws.  Each Party represents and warrants that, on or before the Effective Date, to its knowledge based upon reasonable inquiry, neither it, its Affiliates nor any of their respective directors, officers, employees: (a) has made or

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agreed any payment or any offer or promise for payment, either directly or indirectly, of money or other assets, or transfer anything of value (a “Payment”), to government or political party officials (where “government official” shall, for purposes of this Section 10.6, include without limitation health care providers in state-run hospitals and health care systems and decision-makers in state-owned or -controlled enterprises), officials of international organizations, candidates for public office, or representatives of other businesses or persons action on behalf of any of the foregoing for the purpose of influencing decisions or actions or where such Payment would constitute violation of any applicable Anti-Bribery Laws; and (b) has accepted any Payment for the purpose of influencing any decisions or actions to help anyone (including but not limited to any of the Parties) obtain or maintain business where such Payment would constitute violation of any Anti-Bribery Laws. Each Party covenants that during the Term, it will ensure that neither it, its Affiliates, nor any of their respective directors, officers and employees will make, agree to, offer or accept any of the Payment described in (a) and (b).

10.7                        No Other Representations or Warranties.  EXCEPT FOR THE EXPRESS WARRANTIES THAT ARE EXPLICITLY SET FORTH IN ARTICLE 9 AND THIS ARTICLE 10, NO REPRESENTATIONS OR WARRANTIES WHATSOEVER, WHETHER EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT, OR NON-MISAPPROPRIATION OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS, IS MADE OR GIVEN BY OR ON BEHALF OF A PARTY.  ALL REPRESENTATIONS AND WARRANTIES, WHETHER ARISING BY OPERATION OF LAW OR OTHERWISE, ARE HEREBY EXPRESSLY EXCLUDED.

ARTICLE 11
INDEMNIFICATION

11.1                        Indemnification by Vivus.  Vivus shall defend, indemnify, and hold harmless Sanofi, its Affiliates, and their respective officers, directors, employees, consultants and authorized agents and their respective successors and assigns or heirs, as the case may be (the “Sanofi Indemnitees”) from and against any and all Losses to the extent resulting from any Claim of a Third Party against such Sanofi Indemnitee based on or arising out of:

(a)                                 any misrepresentation or breach of any of Vivus’ representations, warranties, covenants or obligations under this Agreement ***; or

(b)                                 the negligence or willful misconduct of, or violation of Applicable Law by, Vivus, its Affiliates, licensees, licensors, distributors or their respective officers, directors, employees, consultants or authorized agents under this Agreement ***; or

The foregoing indemnity obligations shall not apply to the extent that the Losses of such Sanofi Indemnitee were caused by: (i) a breach of any of Sanofi’s representations, warranties, covenants,

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or obligations under this Agreement; or (ii) the negligence or willful misconduct of, or violation of Applicable Law by any Sanofi Indemnitee.

11.2                        Indemnification by Sanofi.  Sanofi shall defend, indemnify and hold harmless Vivus, its Affiliates, and their respective officers, directors, employees, consultants and authorized agents and their respective successors and assigns or heirs, as the case may be (the “Vivus Indemnitees”) from and against any and all Losses to the extent resulting from any Claim of a Third Party against such Vivus Indemnitee based on or arising out of:

(a)                                 any misrepresentation or breach of any of Sanofi’s representations, warranties, covenants or obligations under this Agreement; or

(b)                                 the negligence or willful misconduct of, or violation of Applicable Law by, Sanofi, its Affiliates, licensees, distributors or their respective officers, directors, employees, consultants or authorized agents under this Agreement.

(c) the Commercialization of any Product by Sanofi, its Affiliates, and sublicensees.

The foregoing indemnity obligation shall not apply to the extent that the Losses of such Vivus Indemnitee were caused by: (i) a breach of any of Vivus’ representations, warranties, covenants, or obligations under the Agreement ***; or (ii) the negligence or willful misconduct of, or violation of Applicable Law by any Vivus Indemnitee.

11.3                        Indemnification Procedures.  The Party claiming indemnity under this Article 11 (the “Indemnified Party”) shall give written notice to the Party from whom indemnity is being sought (the “Indemnifying Party”) as soon as reasonably practicable after learning of a written Claim (“Indemnified Claim”).  Failure by an Indemnified Party to give notice of an Indemnified Claim as soon as reasonably practicable after receiving a writing reflecting such Claim shall not relieve the Indemnifying Party of its indemnification obligations hereunder except and solely to the extent that such Indemnifying Party is actually prejudiced as a result of such failure to give such notice.  The Indemnifying Party shall have the right to assume the conduct and defense of the Indemnified claim with counsel of its choice.  The Indemnified Party shall provide the Indemnifying Party with reasonable assistance in connection with the defense of the Indemnified Claim.  The Indemnified Party may monitor such defense with counsel of its own choosing at its sole expense.  The Indemnifying Party may not settle the Indemnified Claim without the prior written consent of the Indemnified Party, such consent shall not be unreasonably withheld, delayed or conditioned.  If the Indemnifying Party does not assume and conduct the defense of the Indemnified Claim as provided above: (a) the Indemnified Party may assume and conduct the defense of the Indemnified claim at the Indemnifying Party’s expense; (b) the Indemnified Party may consent to the entry of any judgment or enter into any settlement with respect to the Indemnified Claim in any manner the Indemnified Party may deem reasonably appropriate (and the Indemnified Party need not consult with, or obtain any consent from, the Indemnifying Party

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in connection therewith); and (c) the Indemnifying Party will remain responsible to indemnify the Indemnified Party for Losses as provided in this Article 11.

11.4                        Limitation of Liability.  NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY EXEMPLARY, SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES, COSTS OR EXPENSES (INCLUDING LOST PROFITS, LOST REVENUES AND/OR LOST SAVINGS) ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES.  NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS SECTION 11.4 IS INTENDED TO OR SHALL LIMIT OR RESTRICT (A) THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF ANY PARTY IN CONNECTION WITH THIRD PARTY CLAIMS UNDER SECTION 11.1 OR 11.2, (B) DAMAGES AVAILABLE FOR A PARTY’S BREACH OF ARTICLE 2, OR THE *** AVAILABLE FOR SANOFI AS SET FORTH IN SECTION 6.2 OR (C) DAMAGES TO THE EXTENT ARISING FROM OR RELATING TO WILLFUL MISCONDUCT OR FRAUDULENT ACTS OR OMISSIONS OF A PARTY.

11.5                        Insurance. Each Party shall procure and maintain insurance (or self-insure) adequate to cover its obligations hereunder and which are consistent with normal business practices of prudent companies similarly situated.  Such insurance shall be written by insurance companies of good international reputation.  Without limiting the generality of the foregoing, Sanofi’s insurance shall include, at minimum, the following coverages:

(a)                                 commercial general liability coverage with minimum per claim limits of at least $*** per occurrence and $*** annual aggregate;

(b)                                 excess liability/umbrella coverage with minimum per claim limits of at least $*** per occurrence and annual aggregate;

(c)                                  products liability coverage with minimum per claim limits of at least $*** per occurrence and annual aggregate; and

It is understood that the insurance requirements above shall not be construed to create a limit of either Party’s liability with respect to its indemnification obligations under this Article 11.  Each Party shall provide the other Party with written evidence of such insurance upon request.

ARTICLE 12
CONFIDENTIALITY

12.1                        Confidentiality.  Except to the extent expressly authorized by this Agreement or otherwise agreed in writing by the Parties, each Party agrees that, for the Term and for *** years thereafter, it shall keep confidential and shall not publish or otherwise disclose and shall not use for any purpose other than as provided for in this Agreement any Confidential Information of the

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other Party except for that portion of such information or materials that the receiving Party can demonstrate by competent proof:

(a)                                 was already known to the receiving Party or its Affiliate, other than under an obligation of confidentiality, at the time of disclosure by the other Party;

(b)                                 was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;

(c)                                  became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement;

(d)                                 is subsequently disclosed to the receiving Party or its Affiliate by a Third Party without obligations of confidentiality with respect thereto; or

(e)                                  is subsequently independently discovered or developed by the receiving Party or its Affiliate without the aid, application, or use of Confidential Information.

Notwithstanding the foregoing, the receiving Party may disclose without violation of this Agreement such portion of the Confidential Information as is required or permitted to be disclosed if, on the advice of counsel, it is required under Applicable Law or pursuant to legal process to disclose such Confidential Information of the other Party; provided that unless otherwise prohibited by Applicable Law, the receiving Party first advises the disclosing Party of such intended disclosure and provides the disclosing Party with the opportunity to seek appropriate judicial or administrative relief to avoid, or obtain confidential treatment of, such disclosure at the disclosing Party’s sole cost and expense.

The confidentiality provisions set forth herein shall supersede and replace the Existing Confidentiality Agreement and shall be deemed to cover all confidential information disclosed or obtained under the Existing Confidentiality Agreement.

12.2                        Authorized Disclosure.  Each Party may disclose Confidential Information belonging to the other Party to the extent such Party determines such disclosure is reasonably necessary in the following situations:

(a)                                 prosecuting or defending litigation relating to this Agreement;

(b)                                 in the case of Vivus, disclosure to MTPC as required pursuant to the MTPC Agreement;

(c)                                  in the case of Vivus as the receiving Party, disclosure to its licensees, sublicensees, and collaborators with respect to the Product outside the Sanofi Territory or outside the Field, but solely to the extent that such Confidential Information (i) raises any material

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concerns regarding the safety of any Product; (ii) indicates or suggests a potential material liability of either Vivus or the applicable licensee, sublicensee, or collaborator to Third Parties in connection with any Product; (iii) is reasonably likely to lead to a recall or market withdrawal of any Product; or (iv) relates to any Product and is reasonably likely to have a material impact on a Regulatory Approval of any Product in such licensee’s, sublicensee’s, or collaborator’s territory; provided that each such disclosee must be bound by obligations of confidentiality and non-use no less stringent than those set forth in Sections 12.1 and 12.2 prior to any such disclosure and further provided that Vivus shall cause any of its licensees to commit to the same obligations and shall disclose to Sanofi any confidential information received from any licensee of the Vivus Technology in order to enable Sanofi, its Affiliates and licensees to address adequately the situations set forth in the sub-sections (i) to (iv) of this Section 12.2 (c);

(d)                                 disclosure to its and its Affiliates’ respective directors, officers, employees, consultants, attorneys, professional advisors, lenders, insurers, Service Providers and sublicensees only on a need-to-know basis and solely as necessary in connection with this Agreement, provided that each disclosee must be bound by obligations of confidentiality and non-use no less stringent than those set forth in Sections 12.1 and 12.2 prior to any such disclosure; and

(e)                                  disclosure to any bona fide potential or actual investor, acquirer, merger partner, or other potential or actual financial partner (and/or their respective consultants, attorneys, professional advisors) on a need-to-know basis and solely for the purpose of evaluating a potential investment, acquisition, merger, or similar transaction; provided that each disclosee must be bound by obligations of confidentiality and non-use no less stringent than those set forth in Sections 12.1 and 12.2 prior to any such disclosure.  The receiving Party shall be liable for any breach of such confidentiality and non-use obligations by any such Third Party.

12.3                        Publicity; Terms of Agreement.

(a)                                 The Parties agree that the material terms of this Agreement are the Confidential Information of both Parties, subject to the authorized disclosure provisions set forth in Section 12.2 and this Section 12.3.

(b)                                 Each Party shall have the right to make an individual public announcement of the execution of this Agreement, the content and timing of which shall be mutually agreed upon by the Parties.  After release of the press release announcing this Agreement, if either Party desires to make a public announcement concerning the material terms of this Agreement, such Party shall give reasonable prior advance notice of the proposed text of such announcement to the other Party for its prior review and approval, such approval not to be unreasonably withheld, conditioned or delayed.  A Party commenting on such a proposed press release shall provide its comments, if any, within *** after receiving the press release for review.  Neither Party shall be required to seek the permission of the other Party to disclose any information already disclosed or otherwise in the public domain, provided such information

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remains accurate.

(c)                                  Vivus may publicly disclose without violation of this Agreement, such terms of this Agreement as are, on the advice of Vivus’ counsel, required by the rules and regulations of the SEC or any other applicable entity having regulatory authority over Vivus’ securities; provided that Vivus advises Sanofi of such intended disclosures and requests confidential treatment of certain commercial terms and technical terms hereof to the extent such confidential treatment is reasonably available to Vivus.  In the event of any such filing, Vivus will provide Sanofi, a reasonable time prior to filing, with a copy of the Agreement marked to show provisions for which Vivus intends to seek confidential treatment and shall reasonably consider and incorporate Sanofi’s comments thereon to the extent consistent with the legal requirements applicable to Vivus and that govern redaction of information from material agreements that must be publicly filed.  Sanofi shall provide any such comments as promptly as practicable.

ARTICLE 13
TERM AND TERMINATION

13.1                        Term. This Agreement shall commence as of the Effective Date and, unless sooner terminated as provided hereunder, shall expire as follows:

(a) As to the Product in each country in the Sanofi Territory, this Agreement shall expire upon the expiration of the Royalty Payment Term with respect to such Product in such country; provided, however, that Sanofi’s obligation under Section 7.5 to reimburse Vivus for Sanofi’s pro-rata share of any sales milestone paid by Vivus to MTPC shall survive if such sales milestone has not yet come due (with such pro-rata share being based on Sanofi’s pre-termination Net Sales); and

(b) This Agreement shall expire in its entirety upon the expiration of all royalty payment obligations arising under Section 7.4 of this Agreement with respect to the Product in all countries in the Sanofi Territory.

13.2                        Effect of Expiration. Following the expiration of this Agreement pursuant to Section 13.1, Sanofi shall have the royalty-free, fully paid-up, perpetual right, under the Vivus Technology and the Vivus Trademarks to: (i)  Manufacture or have Manufactured the Product inside and outside of the Sanofi Territory and (ii) Commercialize the Product in the Sanofi Territory.

13.3                        Termination by Either Party for Cause.

(a)                                 Breach.  Either Party shall have the right to terminate this Agreement upon written notice to the other Party if such other Party, after receiving written notice from the terminating Party identifying a material breach by such other Party of its obligations under this Agreement, fails to cure such material breach within *** from the date of such notice (or, if such

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material breach cannot be cured within such *** period, if the non-terminating party does not commence and diligently continue actions to cure same during such *** period), or, in the case of payment obligations, *** from the date of such notice.  For the avoidance of doubt (and without limiting Vivus’ remedies for any other breaches by Sanofi), Sanofi’s uncured failure to pay the amounts set forth in Section 7.1 or Section 7.2 shall be deemed to be a material breach of this Agreement.

(b)                                 Government Action.  Vivus shall have the right to terminate this Agreement immediately upon written notice to Sanofi on a country by country basis if either of the following occurs:  (i)  Sanofi is subject to investigation or any enforcement actions by the competent authorities in any country in the Sanofi Territory for violation of the Applicable Laws governing the promotion of drug products in Sanofi Territory; or (ii) Sanofi is excluded from participation in a healthcare program in any country in the Sanofi Territory.

13.4                        Termination for Patent Challenge.  Vivus may terminate this Agreement in its entirety upon written notice to Sanofi if Sanofi or any Affiliate, directly or indirectly, individually or in association with any other person or entity, commences any action or proceeding that challenges the validity, enforceability or scope of any Vivus Patent in the Sanofi Territory or the Vivus Territory.  In the event Sanofi is aware that a sublicensee of its license rights hereunder, directly or indirectly, individually or in association with any other person or entity, commences any action or proceeding that challenges the validity, enforceability or scope of any Vivus Patent in the Sanofi Territory or the Vivus Territory, Sanofi shall promptly terminate the applicable sublicense.  If Sanofi does not terminate such sublicense within *** of Sanofi becoming aware of such challenge, Vivus may terminate this Agreement in its entirety upon written notice to Sanofi.

13.5                        Termination by Sanofi for Convenience. Sanofi shall have the right to terminate this Agreement in whole or on a country-by-country basis, for convenience, at any time during its term upon *** prior written notice to Vivus.

13.6                        Alternative to Termination by Sanofi for Vivus’ Breach. In the event that Vivus defaults with respect to any of its material obligations under this Agreement and does not cure such default within *** after the receipt of a notice from Sanofi specifying the nature of, and requiring the remedy of, such default (or, if such default cannot be cured within such *** period, if Vivus does not commence and diligently continue actions to cure same during such *** period), then Sanofi may, in lieu of terminating this Agreement in its entirety as provided in Section 13.3(a), elect to continue this Agreement in full force and effect except, upon written notice to Vivus of Sanofi’s election under this Section 13.6, as follows:

(a)                                 Vivus shall have no further rights to receive reports pursuant to Section 4.8; and

(b)                                 Sanofi shall have the right to set off, against any payments or other amounts due by Sanofi but not paid to Vivus, all direct damages that have been suffered by

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Sanofi in whole or in part due to the default that gave rise to Sanofi’s election under this Section; provided however, that any set off shall only apply with respect to any undisputed amount of such damages.

13.7                        Termination Upon Bankruptcy.  Either Party shall have the right to terminate this Agreement immediately by providing written notice, if: (a) the other Party applies for or consents to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its assets, (b) the other Party makes a general assignment for the benefit of its creditors, (c) the other Party is dissolved or liquidated in full or in substantial part, (d) the other Party is the subject of voluntary or involuntary bankruptcy proceedings instituted on behalf of or against such other Party (except for involuntary bankruptcy proceedings which are dismissed within ***), or (e) the other Party takes any corporate action for the purpose of effecting any of the foregoing.

13.8                        Effect of Early Termination of the Agreement.  Upon early termination of this Agreement pursuant to Section 13.7 or early termination by Vivus pursuant to Sections 13.3 or 13.4 or by Sanofi pursuant to Sections 13.3 or 13.5, the following shall apply (in addition to any other rights and obligations under Sections 13.9-13.13 or otherwise under this Agreement with respect to such termination):

(a)                                 The licenses granted to Sanofi under Section 2.1 and the license granted to Vivus under Section 2.2(a)(i) shall terminate, subject to Section 13.9 (and, as between the Parties, all rights in the Vivus Technology and the Vivus Trademark shall revert to Vivus, and all rights in the Sanofi Technology shall revert to Sanofi, subject to the licenses granted to Vivus under Section 2.2(a)(ii) and, if applicable, Section 13.8(c));

(b)                                 Except in the cases of termination by Sanofi pursuant to Sections 13.3 or 13.7, to the extent permitted by Applicable Law, Sanofi shall transfer and assign to Vivus all Regulatory Materials and Regulatory Approvals with respect to Product that are Controlled by Sanofi or its Affiliates, if any;

(c)                                  Except in the cases of termination by Sanofi pursuant to Sections 13.3 or 13.7, Sanofi shall grant to Vivus a non-exclusive, royalty-free license under the Sanofi Technology solely as may be necessary for the Development and Commercialization of the Product by Vivus in the Sanofi Territory;

(d)                                 Except in the cases of termination by Sanofi pursuant to Sections 13.3 or 13.7, Sanofi shall grant to Vivus an exclusive, royalty-free license under any Sanofi Trademark, to Commercialize the Product in any country of the Sanofi Territory where such Sanofi Trademark is used;

(e)                                  Except in the cases of termination by Sanofi pursuant to Sections 13.3 or 13.7, Sanofi shall provide reasonable assistance, at no cost to Vivus, as may be reasonably necessary for Vivus to commence or continue Developing and Commercializing the Product in

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the Sanofi Territory, including without limitation, upon request of Vivus, using reasonable efforts to (A) transfer any agreements or arrangements with distributors that apply solely to the sale or supply of Product in the Sanofi Territory; and (B) amend any agreement or arrangements with distributors that apply both to the sale or supply of the Product in the Sanofi Territory and to the sale or supply of other products, so as to transfer to Vivus the rights solely with respect to Product in the Sanofi Territory; and

(f)                                   all sublicenses granted by Sanofi to Affiliates or Third Parties under the Vivus Technology shall immediately terminate.

13.9                        Right to Sell Stock on Hand.  Provided that Sanofi is not in material breach of any obligation under this Agreement at the time of any termination of this Agreement, Sanofi shall have the right for *** thereafter to dispose of all quantities of Product then in its inventory and to complete Manufacture of and dispose of any work-in-progress then being Manufactured, as though this Agreement had not terminated.  Sanofi shall pay royalties thereon, in accordance with the provisions of this Agreement, as though this Agreement had not terminated.  Notwithstanding the foregoing, Vivus shall have the right, at any time following termination, to purchase from Sanofi any or all of such Product and work-in-progress at the manufacturing cost therefor.

13.10                 Certain Pre-Termination Liabilities.  Following termination of this Agreement, Sanofi shall retain liability for payment of all gross to net sales deductions (including returns, rebates and chargeback) of Products that were sold prior to the effective date of termination (or during the post-termination sales period contemplated under Section 13.9).  To the extent that that any such deductions are charged to or otherwise borne by Vivus, Sanofi shall reimburse Vivus promptly (but in any event no later than *** days) following Sanofi’s receipt of an invoice therefor.

13.11                 Sales Volume.  Sanofi shall use commercially reasonable efforts to ensure that the average monthly sales volume of each Product leading up to the effective date of termination (or if applicable, the end of *** period pursuant to Section 13.9) does not substantially exceed the average monthly sales volume of such Product for the *** period prior to date of the notice of termination, and in any event Sanofi shall not take any affirmative action to cause such outcome.

13.12                 Accrued Liabilities; Other Remedies.  Termination or expiration of this Agreement for any reason shall not release either Party from any liability or obligation that already has accrued prior to such expiration or termination (including any milestone or other payment that has been triggered by an event occurring prior to the effective date of termination or expiration), nor affect the survival of any provision hereof to the extent it is expressly stated to survive such termination.  Termination or expiration of this Agreement for any reason shall not constitute a waiver or release of, or otherwise be deemed to prejudice or adversely affect, any rights, remedies or claims, whether for damages or otherwise, that a Party may have hereunder or that may arise out of or in connection with such termination or expiration.

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13.13                 Survival.  The following provisions shall survive any expiration or termination of this Agreement for the period of time specified: Section 2.2(a) (ii), 2.2(b), 4.9, 7.9, 7.10, 8.1, 13.2, 13.8, 13.9, 13.10, 13.12, and 13.13; Articles 11, 12, 14, and 15; and any necessary definitions in Article 1.

ARTICLE 14
DISPUTE RESOLUTION

14.1                        Governing Law.  Resolution of all disputes arising out of or related to this Agreement or the validity, construction, interpretation, enforcement, breach, performance, application or termination of this Agreement and any remedies relating thereto, shall be governed by and construed under the substantive laws of the State of New York, United States of America, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction.

14.2                        Disputes.  The Parties recognize that disputes as to certain matters may from time to time arise during the Term which relate to either Party’s rights and/or obligations hereunder.  It is the objective of the Parties to establish procedures to facilitate the resolution of disputes arising under this Agreement in an expedient manner by mutual cooperation and without resort to litigation.  To accomplish this objective, the Parties agree to meet and discuss in good faith any disputes, controversies or differences which may arise between the Parties out of or in relation to or in connection with this Agreement, including any alleged failure to perform, or breach, of this Agreement, or any issue relating to the interpretation or application of this Agreement.  Such good faith efforts shall include at least one in-person meeting between the chief executive officers of each Party.  If the matter is not resolved within *** following the request for discussions, either Party may then invoke the provisions of Section 14.3.

14.3                        Arbitration.

(a)                                 Claims.  Subject to Section 14.4 below, any claim, dispute, or controversy of whatever nature arising out of or relating to this Agreement that is not resolved under Section 14.1 within the required *** period, including, without limitation, any Claim concerning the interpretation, effect, termination, validity, performance and/or breach of this Agreement shall be resolved by final and binding arbitration administered by the International Chamber of Commerce (“ICC”).  The arbitration and all associated discovery proceedings and communications shall be conducted in English, and the arbitration shall be held in New York, New York, USA.

(b)                                 English Language.  All proceedings shall be held in English and a transcribed record prepared in English.  Documents submitted in the arbitration (the originals of which are not in English) shall be submitted together with a reasonably complete and accurate English translation.

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(c)                                  Selection of Arbitrators.  The Parties shall each choose one arbitrator within *** days of receipt of notice of the intent to arbitrate and the said two arbitrators shall select by mutual agreement a third arbitrator within *** days after they have been selected as arbitrators.  If no arbitrator is appointed within the times herein provided or any extension of time that is mutually agreed on, the ICC shall make such appointment (i.e. shall appoint three arbitrators) within *** days of such failure.

(d)                                 Arbitrators’ Award.  The arbitrators’ award shall include a written statement describing the essential findings and conclusions on which the award is based, including the calculation of any damages awarded.  The arbitrator shall, in rendering his or her decision, apply the substantive laws of the State of New York, without giving effect to its conflicts of laws principles.  The arbitrators’ authority to award special, incidental, consequential or punitive damages shall be subject to the limitation set forth in Section 11.4. The award rendered by the arbitrators shall be final, binding and non-appealable, and judgment may be entered upon it in any court of competent jurisdiction.

(e)                                  Costs.  Each Party shall bear its own attorney’s fees, costs, and disbursements arising out of the arbitration, and shall pay an equal share of the fees and costs of the arbitrators; provided, however, the arbitrators shall be authorized to determine whether a Party is the prevailing party, and if so, to award to that prevailing party reimbursement for any or all of its reasonable attorneys’ fees, costs and disbursements (including, for example, expert witness fees and expenses, photocopy charges, travel expenses, etc.), and/or the fees and costs of the ICC and the arbitrators.

14.4                        Court Actions.  Nothing contained in this Agreement shall deny either Party the right to seek injunctive or other equitable relief from a court of competent jurisdiction in the context of a bona fide emergency or prospective irreparable harm, and such an action may be filed and maintained notwithstanding any ongoing discussions between the Parties or any ongoing arbitration proceeding.  In addition, either Party may bring an action in any court of competent jurisdiction to resolve disputes pertaining to the validity, construction, scope, enforceability, infringement or other violations of Patents or other intellectual property rights, and no such claim shall be subject to arbitration pursuant to Section 14.2.

ARTICLE 15
MISCELLANEOUS

15.1                        Entire Agreement; Amendment.  This Agreement, including the Exhibits hereto, sets forth the complete, final and exclusive agreement and all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties hereto with respect to the subject matter hereof and supersedes, as of the Effective Date, all prior agreements and understandings between the Parties with respect to the subject matter hereof, including the Existing Confidentiality Agreement.  The foregoing shall not be interpreted as a waiver of any remedies available to either Party as a result of any breach, prior to the Effective

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Date, by the other Party of its obligations pursuant the Existing Confidentiality Agreement.  There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties other than as are set forth herein and therein.  No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the Parties unless reduced to writing and signed by an authorized officer of each Party.

15.2                        Force Majeure.  Both Parties shall be excused from the performance of their obligations under this Agreement to the extent that such performance is prevented by force majeure and the nonperforming Party promptly provides notice of the prevention to the other Party.  Such excuse shall be continued so long as the condition constituting force majeure continues and the nonperforming Party takes reasonable efforts to remove the condition.  For purposes of this Agreement, force majeure shall mean conditions beyond the control of the Parties, including an act of God, war, civil commotion, terrorist act, labor strike or lock-out, epidemic, failure or default of public utilities or common carriers, destruction of production facilities or materials by fire, earthquake, storm or like catastrophe, and failure of plant or machinery (provided that such failure could not have been prevented by the exercise of skill, diligence, and prudence that would be reasonably and ordinarily expected from a skilled and experienced person engaged in the same type of undertaking under the same or similar circumstances).  Notwithstanding the foregoing, a Party shall not be excused from making payments owed hereunder because of a force majeure affecting such Party.

15.3                        Notices.  Any notice required or permitted to be given under this Agreement shall be in writing, shall specifically refer to this Agreement, and shall be addressed to the appropriate Party at the address specified below or such other address as may be specified by such Party in writing in accordance with this Section 15.3, and shall be deemed to have been given for all purposes when received, if hand-delivered or by means of facsimile or other electronic transmission, or one Business Day after being sent by a reputable overnight delivery service.

If to Vivus:                                                                                  Vivus, Inc.

351 E. Evelyn Avenue

Mountain View, CA 94041

Attention:  General Counsel

Fax: +1 (650) 934-5389

With a copy to:                                                            Hogan Lovells US LLP

4085 Campbell Ave.

Suite 100

Menlo Park, CA 94025

Attention:  Shane Albright

Fax:  +1 (650) 463-4199

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If to Sanofi:                                                                             Sanofi

54 rue La Boétie

75008 Paris, France

Attention: Vice-President Corporate Licensing

Fax: +33 (1) 53 77 46 76

With a copy to:                                                            Sanofi

54 rue La Boétie

75008 Paris, France

Attention: General Counsel

Fax: +33 (1) 53 77 43 03

15.4                        No Strict Construction; Headings; Interpretation.  This Agreement has been prepared jointly and shall not be strictly construed against either Party.  Ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have authored the ambiguous provision.  The headings of each Article and Section in this Agreement have been inserted for convenience of reference only and are not intended to limit or expand on the meaning of the language contained in the particular Article or Section.  The definitions of the terms herein apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun will include the corresponding masculine, feminine and neuter forms.  The words “include”, “includes” and “including” will be deemed to be followed by the phrase “without limitation.”  Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein will be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or therein), (b) any reference to any laws herein will be construed as referring to such laws and any rules or regulations promulgated thereunder as from time to time enacted, repealed or amended, (c) any reference herein to any person will be construed to include the person’s successors and assigns, (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, will be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) any reference herein to the words “mutually agree” or “mutual written agreement” will not impose any obligation on either Party to agree to any terms relating thereto or to engage in discussions relating to such terms except as such Party may determine in such Party’s sole discretion, except as expressly provided in this Agreement, (f) as applied to a Party, the word “will” shall be construed to have the same meaning and effect as the word “shall,” and (g) all references herein without a reference to any other agreement to Articles, Sections, or Exhibits will be construed to refer to Articles, Sections, and Exhibits of or to this Agreement.

15.5                        Assignment.  Neither Party may assign or transfer this Agreement or any rights or obligations hereunder without the prior written consent of the other, except that a Party may make such an assignment without the other Party’s consent to such Party’s Affiliate or to a

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

successor to all or substantially all of the assets or business of such Party to which this Agreement pertains.  Any permitted successor or assignee of rights and/or obligations hereunder shall, in a writing to the other Party, expressly assume performance of such rights and/or obligations.  Notwithstanding any assignment of this Agreement, the assigning Party shall remain liable for performance of its obligations hereunder, unless the non-assigning Party agrees otherwise in writing.  The Vivus Technology shall exclude any intellectual property held or developed by a permitted successor of Vivus prior to the transaction in which it became a successor of such Party, and the Sanofi Technology shall exclude any intellectual property held or developed by a permitted successor of Sanofi prior to the transaction in which it became a successor of such Party.  Any assignment or attempted assignment by either Party in violation of the terms of this Section 15.5 shall be null, void and of no legal effect.

15.6                        Records Retention.  Each of Vivus and Sanofi will maintain complete and accurate records pertaining to its activities under this Agreement, including records pertaining to Development or Commercialization of any Products and reports and information provided to any Regulatory Authority or other governmental authority, in accordance with Applicable Law.  Each of Vivus and Sanofi will retain such records for a duration prescribed by Applicable Law, but not in any event for less than *** years after the Effective Date (or longer if a Party is notified, ordered or otherwise required to maintain such records for a longer period in connection with a legal proceeding or government investigation).

15.7                        No Solicitation.  During *** years following the Effective Date, neither Sanofi nor any of its Affiliates will solicit or endeavor to entice away from Vivus or its Affiliates, hire, or offer employment to, any person or entity who is, or was within the *** period immediately prior thereto, employed by Vivus or its Affiliates, or otherwise interfere with any such person’s relationship with Vivus or its Affiliates; provided, however, that this restrictive covenant shall not prohibit Sanofi or its Affiliates from making any general solicitation for employees or engaging in public advertising of employment opportunities (including through the use of employment agencies) not specifically directed to any of Vivus’ or its Affiliates’ respective directors, officers or employees.

15.8                        Successors and Assigns; No Third Party Beneficiaries.  This Agreement will be binding upon and inure to the benefit of the Parties and their successors and permitted assigns.  No provision of this Agreement, express or implied, is intended to or will be deemed to confer upon Third Parties any right, benefit, remedy, claim, liability, reimbursement, claim of action or other right of any nature whatsoever under or by reason of this Agreement other than the Parties and, to the extent provided in Sections 11.1 and 11.2, the Indemnified Parties.  Without limitation, this Agreement will not be construed so as to grant employees of either party in any country any rights against the other Party pursuant to the laws of such country.

15.9                        Performance by Affiliates.  Any obligation of Vivus under or pursuant to this Agreement may be satisfied, met or fulfilled, in whole or in part, at Vivus’ sole and exclusive option, either by Vivus directly or by any Affiliate of Vivus that Vivus causes to satisfy, meet or

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

fulfill such obligation, in whole or in part.  Any obligation of Sanofi under or pursuant to this Agreement may be satisfied, met or fulfilled, in whole or in part, at Sanofi’s sole and exclusive option, either by Sanofi directly or by any Affiliate of Sanofi that Sanofi causes to satisfy, meet or fulfill such obligation, in whole or in part.  Each of the Parties guarantees the performance of all actions, agreements and obligations to be performed by any Affiliates of such Party under the terms and conditions of this Agreement, and shall cause its Affiliates to comply with the provisions of this Agreement in connection with such performance.  Any breach by a Party’s Affiliate of any of such Party’s obligations under this Agreement shall be deemed a breach by such Party, and the other Party may proceed directly against such Party without any obligation to first proceed against such Party’s Affiliate.

15.10                 Further Assurances and Actions.  Each Party, upon the request of the other Party, without further consideration, will do, execute, acknowledge, and deliver or cause to be done, executed, acknowledged or delivered all such further acts, deeds, documents, assignments, transfers, conveyances, powers of attorney, instruments and assurances as may be reasonably necessary to effect complete consummation of the transactions contemplated by this Agreement, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.  The Parties agree to execute and deliver such other documents, certificates, agreements and other writings and to take such other actions as may be reasonably necessary in order to consummate or implement expeditiously the transactions contemplated by this Agreement.

15.11                 Compliance with Applicable Law.  Each Party shall comply with all Applicable Laws in the course of performing its obligations or exercising its rights pursuant to this Agreement.

15.12                 Severability.  If any one or more of the provisions of this Agreement is held to be invalid or unenforceable by any court of competent jurisdiction from which no appeal can be or is taken, the provision shall be considered severed from this Agreement and shall not serve to invalidate any remaining provisions hereof.  The Parties shall make a good faith effort to replace any invalid or unenforceable provision with a valid and enforceable one such that the objectives contemplated by the Parties when entering this Agreement may be realized.

15.13                 No Waiver.  Any delay in enforcing a Party’s rights under this Agreement or any waiver as to a particular default or other matter shall not constitute a waiver of such Party’s rights to the future enforcement of its rights under this Agreement, except with respect to an express written and signed waiver relating to a particular matter for a particular period of time.

15.14                 Independent Contractors.  Each Party shall act solely as an independent contractor, and nothing in this Agreement shall be construed to give either Party the power or authority to act for, bind, or commit the other Party in any way.  Nothing herein shall be construed to create the relationship of partners, principal and agent, or joint-venture partners between the Parties.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

15.15                 Counterparts.  This Agreement may be executed in one (1) or more counterparts, including by facsimile or other electronic transmission, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Signature Page to Follow

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, the Parties have executed this Agreement in duplicate originals by their duly authorized officers as of the Effective Date.

VIVUS, INC.		SANOFI

By:	/s/ John L. Slebir	By:	/s/ Philippe Goupit

Name: John L. SLEBIR		Name: Philippe GOUPIT

Title: Vice President, Business Development		Title:	Vice-President, Corporate Licenses, Strategy and Business Development

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EXHIBITS

Exhibit A                                          Existing PDE-5 Inhibitors

Exhibit B                                          Sanofi Territory

Exhibit C                                          Vivus Patents

Exhibit D                                          Vivus Trademarks / Trademarks’ Guidelines and Quality Control

Exhibit E                                          Terms and Conditions of Vivus Supply Agreement

Exhibit F                                           Letter Agreement between ***

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT A

EXISTING PDE-5 INHIBITORS

***

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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EXHIBIT B

SANOFI TERRITORY

Africa:

Egypt

Sudan

Algeria

Morocco

South Africa

Tunisia

Libya

Burkina Faso

Gambia

Guinea

Mali

Mauritania

Sao Torne

Senegal

Benin

Ivory Coast

Togo

Niger

Chad

Kenya

Mauritius

Ethiopia

Uganda

Tanzania

Eritrea

Somalia

Seychelles Island

Burundi

Rwanda

Cameroon

Gabon

Congo

Madagascar

Democratic Republic of Congo

Djibouti

Central African Republic

Islamic Republic of Comoros

Republic of Equatorial Guinea

Nigeria

Ghana

Liberia

Sierra Leone

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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Angola

Mozambique

Zambia

Zimbabwe

Malawi

Botswana

Namibia

Middle East — Turkey:

Turkey

Saudi Arabia

Yemen

Qatar

Bahrain

United Arab Emirates

Oman

Kuwait

Lebanon

Syria

Jordan

Palestine

Iraq

Iran

Israel

Eurasia:

Azerbaijan

Kazakhstan

Kirghizstan

Uzbekistan

Georgia

Armenia

Russia

Ukraine

Byelorussia

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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EXHIBIT C

VIVUS PATENTS

***

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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EXHIBIT D

VIVUS TRADEMARKS / TRADEMARKS GUIDELINES AND QUALITY CONTROL

STENDRA

Country in SANOFI Territory	Application Number	Filing date	Status
Egypt	A0031657	7-Sep-2012	pending
Sudan	A0031657	7-Sep-2012	pending
Algeria	130571	14-Feb-2013	pending
Morocco	A0031657	7-Sep-2012	pending
South Africa	2012/24040	7-Sep-2012	pending
Tunisia	TN/E/2013/00295	2/13/2013	pending
Libya	In process
Sao Torne	A0031657	7-Sep-2012	pending
Kenya	A0031657	7-Sep-2012	pending
Madagascar	A0031657	7-Sep-2012	pending
Ghana	A0031657	7-Sep-2012	pending
Liberia	A0031657	7-Sep-2012	pending
Sierra Leone	A0031657	7-Sep-2012	pending
Mozambique	A0031657	7-Sep-2012	pending
Zambia	A0031657	7-Sep-2012	pending
Botswana	A0031657	7-Sep-2012	pending
Namibia	A0031657	7-Sep-2012	pending
Turkey	A0031657	7-Sep-2012	pending
Saudi Arabia	192302	16-Feb-2013	pending
Yemen	61718	17-Feb-2013	pending
Qatar	In process
Bahrain	A0031657	7-Sep-2012	pending
United Arab Emirates	190455	21-Apr-2013	pending
Oman	A0031657	7-Sep-2012	pending
Kuwait	137985	10-Mar-2013	pending
Lebanon	149990	29-Apr-2013	pending
Syria	A0031657	7-Sep-2012	pending
Jordan	filed	25-Feb-2013	pending
Iraq	64002	21-Feb-2013	pending
Iran	A0031657	7-Sep-2012	pending
Israel	A0031657	7-Sep-2012	pending
Azerbaijan	A0031657	7-Sep-2012	pending
Kazakhstan	A0031657	7-Sep-2012	pending
Kirghizstan	A0031657	7-Sep-2012	pending
Uzbekistan	A0031657	7-Sep-2012	pending
Georgia	A0031657	7-Sep-2012	pending

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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Armenia	A0031657	7-Sep-2012	pending
Russia	A0031657	7-Sep-2012	pending
Ukraine	A0031657	7-Sep-2012	pending
Byelorussia (Belarus)	A0031657	7-Sep-2012	pending

SPEDRA

Country in SANOFI Territory	Application No./Registration No.	Filing date	Status
Egypt	A0029395	19-Apr-2012	pending
Sudan	A0029395	19-Apr-2012	pending
Algeria	In process
Morocco	A0029395	19-Apr-2012	pending
South Africa	2012/10394	23-Apr-2012	pending
Tunisia	In process
Libya	In process
Sao Tome	A0029395	19-Apr-2012	pending
Kenya	A0029395	19-Apr-2012	pending
Madagascar	A0029395	19-Apr-2012	pending
Ghana	A0029395	19-Apr-2012	pending
Liberia	A0029395	19-Apr-2012	pending
Sierra Leone	A0029395	19-Apr-2012	pending
Mozambique	A0029395	19-Apr-2012	pending
Zambia	A0029395	19-Apr-2012	pending
Botswana	A0029395	19-Apr-2012	pending
Namibia	A0029395	19-Apr-2012	pending
Turkey	A0029395	19-Apr-2012	pending
Saudi Arabia	In process
Yemen	In process
Qatar	In process
Bahrain	A0029395	19-Apr-2012	pending
United Arab Emirates	In process
Oman	A0029395	19-Apr-2012	pending
Kuwait	In process
Lebanon	In process
Syria	A0029395	19-Apr-2012	pending
Jordan	In process
Iraq	In process
Iran	A0029395	19-Apr-2012	pending
Israel	A0029395	19-Apr-2012	pending
Azerbaijan	A0029395	19-Apr-2012	pending
Kazakhstan	A0029395	19-Apr-2012	pending
Kyrgyzstan	A0029395	19-Apr-2012	pending
Uzbekistan	A0029395	19-Apr-2012	pending

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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Georgia	A0029395	19-Apr-2012	pending
Armenia	A0029395	19-Apr-2012	pending
Russia	A0029395/1118676	19-Apr-2012	registered
Ukraine	A0029395/1118676	19-Apr-2012	registered
Byelorussia (Belarus)	A0029395	19-Apr-2012	registered

Trademark Quality Control Provisions:

*** Sanofi agrees that at all times during the term of this Agreement and any extensions thereof, its services and goods shall be of such standard and quality as to be adequate and suited to the protection of the Vivus Trademarks and the goodwill associated therewith (the “Goodwill”). Any use of the Vivus Trademarks in substantially the same form as they are currently used by Vivus or in connection with the goods manufactured to substantially the same standards and quality as are currently in force by Vivus is hereby deemed approved without further submission being required. If Sanofi intends to make any changes that would reasonably be expected to adversely affect the Goodwill, Sanofi shall, before using the Vivus Trademarks or providing the goods and services, obtain the prior approval of Vivus by submitting representative samples of such modified trademarks or goods, or materials associated with such services, to Vivus. Any such proposed use submitted to Vivus shall be deemed approved upon the passage, without written objection, of *** after submission. Vivus shall have, at reasonable times and on reasonable notice, the right to inquire regarding the services provided by Sanofi and the right to inspect Sanofi’s use of the Vivus Trademarks and the manufacture of the goods on which the Vivus Trademarks are used or proposed to be used in order to carry out appropriate quality control.  Sanofi agrees (i) to use the Vivus Trademarks only in a manner that will not (a) damage the reputation of or integrity of the Vivus Trademarks, (b) damage in any way the goodwill associated with the Vivus Trademarks, (c) cause a negative impact upon the good name of such other Party, and (ii) that it will conduct its business in compliance with all applicable trademark Laws and use the Vivus Trademarks only in accordance with this Agreement.

The goods or packaging on which the Vivus Trademarks are used shall, where reasonable, be marked to indicate that the Vivus Trademarks are trademarks of Vivus and are being used by Sanofi pursuant to a license granted by Vivus.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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EXHIBIT E

VIVUS SUPPLY AGREEMENT

[A COPY OF THE VIVUS SUPPLY AGREEMENT HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION]

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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EXHIBIT F

LETTER AGREEMENT

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*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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